GRAPHIC: THE PREFERRED GROUP
                               OF MUTUAL FUNDS (R)

                                SEMIANNUAL REPORT
                                DECEMBER 31, 1997
                                   (Unaudited)

                                            THE PREFERRED GROUP OF MUTUAL FUNDS
-------------------------------------------------------------------------------
Table of Contents

              Performance Data............................................  1
              Our Message to You..........................................  2
              Funds & Investment Objectives...............................  4
              Performance Information and Benchmarks......................  5
              Investment Review...........................................  6
              Statements of Assets & Liabilities.......................... 22
              Statements of Operations.................................... 24
              Statements of Changes in Net Assets......................... 26
              Financial Highlights........................................ 30
              Schedules of Investments.................................... 34
              Notes to Financial Statements............................... 53
              Shareholder Privileges...................................... 62

PERFORMANCE DATA                                                            SIX MONTHS ENDED 12/31/97 (UNAUDITED)

                                                                                                           CAPITAL
                             BEGINNING        ENDING             TOTAL       CURRENT       INCOME            GAINS
FUND NAME                          NAV           NAV            RETURN*      YIELD +    DIVIDENDS    DISTRIBUTIONS
                            (PER SHARE)   (PER SHARE)                                  (PER SHARE)      (PER SHARE)
Growth                          $20.42        $18.23             10.72%         --          $ --           $4.38
Value                            21.14         22.85              9.12          --           .22             --
International                    16.12         14.10             (6.60)         --           .24             .72
Small Cap                        14.30         14.45             14.42          --           .08            1.83
Asset Allocation                 14.52         14.28              9.55          --           .24            1.38
Fixed Income                     10.24         10.32              5.06         6.38%         .32             .11
S.T. Gov't. Securities            9.78          9.83              3.49         5.86          .29             --
Money Market                      1.00          1.00              2.58         5.16          .03             --

* Total return includes reinvestment of dividends and capital gains distributions (not annualized).

+ The yield shown for the Fixed Income and Short-Term Government Securities Funds is the 30-day current yield as of 12/31/97. The yield shown for the Money Market Fund is a seven-day current yield as of 12/31/97, in accordance with Securities and Exchange Commission rules for reporting yields of money market funds.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

See notes to financial statements

December 31, 1997 (unaudited)

OUR MESSAGE TO YOU

Photo of: Ronald R. Rossmann


DEAR PREFERRED GROUP SHAREHOLDER:

     We are pleased to present you with The Preferred Group's semiannual report for the six-month period ended December 31, 1997. This report provides detailed information on your Funds' performances, including their holdings, financial status and commentary from their managers.

MARKET COMMENTARY
     The last half of 1997 broke records of every type. The market experienced its largest one-day drop in the Dow's history (554 points) on October 27, and the next day it had its biggest-ever gain (337). The Dow had its first-ever close above the 8000 mark on July 16, peaking at 8259.31 on August 6.
     While the U.S. stock market was volatile, it was also strong. The S&P 500 Index climbed 10.6% for the six months, wrapping up an unprecedented third consecutive year of 20%+ returns.
     Financial services led the industry sectors. They benefited from "merger mania," loan growth and declines in interest rates and loan losses. At the same time, technology fell from grace due to weakening demand and shrinking profit margins.
     Small caps temporarily outperformed the larger companies' stocks during the third quarter, but the big stocks later regained the lead as investors turned to well-known larger companies and retreated from the tech stocks that figure prominently among small caps. Still, the Russell 2000 Index benchmark for small caps rose 11.0% over the six-month period.
     At the same time, bond prices continued their rise because of falling inflation, a relatively inactive Federal Reserve Board and a strong dollar. The Salomon Bros. BIG Index benchmark returned 6.4%, an excellent six-month showing for bonds.
     The big news internationally was Asia. As the Wall Street Journal said, "It was the year the Asian financial markets plunged. Then things got worse." Asian turmoil dragged down results far beyond the Pacific region boundaries. European returns were moderate, but most countries felt Asia's shock waves, resulting in an 8.4% downturn in the EAFE Index.
     Looking ahead, the growth in U.S. earnings may slow. Analysts are cheered by the stock market's record-setting pace in recent years, but their enthusiasm is now tempered by continued market volatility and Asia's threat to other economies. But a well-diversified portfolio and a long-term perspective can see investors through the ups and downs that are natural for the market.

PREFERRED GROUP HIGHLIGHTS
     This summer President Clinton signed the Taxpayer Relief Act. The law creates new planning opportunities for Preferred Group investors by offering a choice between two individual retirement accounts--the Roth IRA and the traditional IRA--which provide valuable tax savings in very different ways. We are developing a Roth IRA to complement the IRA we have long offered.
     The new law also lowers the capital gains rate, and our new tax statement helps shareholders understand the implications for their investment portfolio. (See page 60 of this report for some 1997 long-term capital gain tax information.)
     On July 1 The Preferred Group celebrated its five-year anniversary, a significant milestone in the mutual fund industry, and on November 1 the Preferred Small Cap Fund marked its second anniversary. Our Funds have been recognized recently for their performance in such well-known publications as Fortune, Mutual Funds Magazine, Morningstar Investor, Kiplinger's Personal Finance Magazine, Worth, Wall Street Journal, USA Today, Your Money, Forbes, and Bloomberg Personal.
     Lately in the financial press there has been much discussion about individual "stars" who manage funds versus the team approach. Here at The Preferred Group we have always hired the firm as opposed to the individual. While there have been occasional staff changes, our associations with top investment firms are designed to assure the necessary "bench strength" to manage your funds with excellence and consistency through the coming years.
     We are proud of the achievements of The Preferred Group and look forward to more enhancements. Serving our shareholders is our highest priority--and we welcome your suggestions and comments. Please call Investor Services at 1-800-662-GROW.
     As always, we appreciate your support of The Preferred Group.

     Sincerely,



     Ronald R. Rossmann
     President

FUNDS & INVESTMENT OBJECTIVES

                             PREFERRED GROWTH FUND
Seeks long-term capital appreciation by investing its assets primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing rapid earnings growth.

                              PREFERRED VALUE FUND
Seeks capital appreciation and current income. The Fund invests primarily in equity securities believed to be undervalued and that offer above-average potential for capital appreciation.

                          PREFERRED INTERNATIONAL FUND
Seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.

                            PREFERRED SMALL CAP FUND
Seeks long-term capital appreciation through investments in companies with small equity capitalizations.

                         PREFERRED ASSET ALLOCATION FUND
Seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

                           PREFERRED FIXED INCOME FUND
Seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.

                 PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND
Seeks high current income, consistent with preservation of capital, primarily through investment in U.S. Government Securities.

                           PREFERRED MONEY MARKET FUND
Seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed income instruments.

PERFORMANCE INFORMATION

HISTORICAL PERFORMANCE:
Historical performance can be evaluated in several ways. At the end of each Fund's Discussion & Analysis section, we have provided a look at the total percentage change in value, the average annual percentage change and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a Fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the Fund earns when it sells securities that have grown in value).

CUMULATIVE TOTAL RETURNS:
Cumulative total returns reflect the Fund's actual performance over a set period
- six months, one year, five years and since inception.

AVERAGE ANNUAL TOTAL RETURNS:
Average annual total returns are hypothetical. A Fund's actual (or cumulative) return indicates what would have happened if the Fund had performed at a constant rate each year. For your information, all Funds must provide average annual total returns as of the most recent calendar quarter - in this case, December 31, 1997. This allows you to compare funds from different complexes on an equal basis.

$10,000 HYPOTHETICAL INVESTMENT:
The "$10,000 investment since inception" illustrates the value of your investment as of December 31, 1997, had you invested $10,000 when the Fund started.


BENCHMARKS - WHAT ARE THEY AND WHAT DO THEY TELL ME?

Benchmarks are simply a "point of reference for comparison." Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance over the long term (3-5 years). An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Funds are managed portfolios investing in a wide range of securities, the securities owned by a Fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each Fund's benchmark.)

PREFERRED GROWTH FUND
S&P 500 Index

PREFERRED VALUE FUND
S&P 500 Index

PREFERRED INTERNATIONAL FUND
EAFE Index

PREFERRED SMALL CAP FUND
Russell 2000 Index

PREFERRED FIXED INCOME FUND
Salomon Brothers Broad Investment Grade (BIG) Index

PREFERRED ASSET ALLOCATION FUND
65%  -  S&P 500 Index
30%  -  Lehman Brothers Long-Term Treasury Index
 5%  -  90-Day Treasury Bills

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND
Merrill Lynch 1-3 Year Treasury Index

PREFERRED MONEY MARKET FUND
IBC's Money Fund Report Avg/All Taxable

INVESTMENT REVIEW

PREFERRED GROWTH FUND

INVESTMENT OBJECTIVE:
The Preferred Growth Fund seeks long-term capital appreciation by investing its assets primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing rapid earnings growth.

PORTFOLIO MANAGER PROFILE:
Portfolio Manager: Robert B. Corman, CFA, CPA

Title: Director/Senior Vice President,
Jennison Associates LLC

Last Five Years' Experience: Portfolio Manager/Research Analyst at Jennison Associates. Bob assumed management of the Preferred Growth Fund in January 1998.

Education: B.A. - University of Wisconsin; MBA - University of Chicago; Chartered Financial Analyst; Certified Public Accountant

Note: Lulu C. Wang managed the Preferred Growth Fund through December 31, 1997.

DISCUSSION & ANALYSIS:
For the six-month period ended December 31, 1997, the Preferred Growth Fund advanced by 10.7%, compared with a gain of 10.6% for the S&P 500 Index. Since inception, the Fund has advanced at an average rate of 20.1% per year compared to 20.0% for the benchmark.

Volatility in the stock market intensified during the second half of 1997 as the severity of the Asian financial crises became clear. After broadening out briefly, the stock market's advance became increas- ingly selective toward the end of the year as those stocks with large market capitalizations accounted for a disproportionate share of the market's advance.

Strong contributions to the Fund's performance were made by pharmaceutical stocks, specifically Eli Lilly (1.5% of net assets) and Pfizer. The technology sector, which accounts for a number of the Fund's top holdings, experienced some profit-taking amid worries over Asian demand. Compaq Computer (1.8%), Platinum Technology (1.5%) and Dell Computer (1.7%) were the Fund's top performers, while 3Com (1.0%) and Motorola (1.6%) pulled back from their highs. Selected retail stocks also struggled as Sears (1.0%) fell over concern that credit-card delinquencies would rise and Gucci (eliminated from portfolio by period-end) sagged after warning investors of decelerating sales growth in Asia.

As we look toward 1998, we believe that the Asian meltdown clearly has increased the attractiveness of the U.S. stock market as a safe haven. At the same time, individual stock selection has become increas ingly important as the impact of Asia's turmoil on U.S. corporate profits becomes more visible. Moreover, higher U.S. wage rates and the lack of corporate pricing power all pose additional threats to U.S. profit growth. Fortunately, new lows in inflation and interest rates should provide an important buffer for the stock market and may prevent normal corrections from evolving into a bear market.

                                                          - Jennison Associates

TOP TEN HOLDINGS:                  (% of total net assets)
   1.                                  Pfizer Inc.    2.7%
----------------------------------------------------------
   2.                         General Electric Co.    2.4%
----------------------------------------------------------
   3.                                      HBO&Co.    2.3%
----------------------------------------------------------
   4.                              Walt Disney Co.    2.2%
----------------------------------------------------------
   5.                          Hewlett Packard Co.    2.2%
----------------------------------------------------------
   6.                        Chase Manhattan Corp.    2.2%
----------------------------------------------------------
   7.                                Omnicom Group    2.2%
----------------------------------------------------------
   8.                   Morgan Stanley Dean Witter    2.1%
----------------------------------------------------------
   9.                                 Diebold Inc.    2.1%
----------------------------------------------------------
  10.                           Cisco Systems Inc.    2.1%
----------------------------------------------------------


PERFORMANCE:
The following information illustrates the historical performance of the Preferred Growth Fund compared with the S&P 500 INDEX. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Growth Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:
                      PAST     PAST     PAST      SINCE
                  6 MONTHS   1 YEAR   5 YEARS INCEPTION*
PREFERRED GROWTH
FUND                10.72%   31.22%   129.83%   173.85%
S&P 500 Index       10.59%   33.23%   151.16%   172.18%
                                         * JULY 1, 1992

AVERAGE ANNUAL TOTAL RETURN:
                          PAST       PAST      SINCE
                        1 YEAR    5 YEARS  INCEPTION*
PREFERRED GROWTH FUND   31.22%     18.11%     20.10%
S&P 500 Index           33.23%     20.22%     19.97%
                                      * JULY 1, 1992

A $10,000 INVESTMENT SINCE INCEPTION:

LINE CHART:
          PREFERRED GROWTH FUND    S&P 500 INDEX
7/1/92    10000                    10000
6/30/93   12425                    11359
6/30/94   12468                    11514
6/30/95   16733                    14510
6/30/96   19237                    18291
6/30/97   24732                    24612
12/31/97  27385                    27218

INVESTMENT REVIEW

PREFERRED VALUE FUND

INVESTMENT OBJECTIVE:
The Preferred Value Fund seeks capital appreciation and current income. The Fund invests primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

PORTFOLIO MANAGER PROFILE:
Portfolio Manager: John G. Lindenthal

Title: Managing Director of Oppenheimer Capital

Last Five Years' Experience: Portfolio Manager at Oppenheimer Capital. John has managed the Preferred Value Fund since its inception on July 1, 1992.

Education: B.S., MBA - University of Santa Clara

DISCUSSION & ANALYSIS:
During the six-month period ended December 31, 1997, the Preferred Value Fund returned 9.1%, compared to a 10.6% advance in the S&P 500 Index. Since its inception, the Fund has delivered an average annual return of 19.4%, compared to a 20.0% average annual increase in the benchmark.

With the decline in interest rates during the period, the Fund's results were aided by the strong performance of financial stocks, an industry in which the Fund has been overweighted since the Fund's inception. The more notable stocks in this category included Travelers Group, Ace Ltd., Exel Ltd., Countrywide Credit Industry, Wells Fargo, Morgan Stanley Dean Witter (2.8% of net assets) and Federal Home Loan Mortgage. In contrast, much of the strength in the S&P 500 Index was a result of the exceptional performance of very large consumer nondurable companies (pharmaceuticals, beverages, household products, etc.), where due to valuation concerns we have found few companies that meet our investment criteria.

During the period, financial markets worldwide were buffeted by the impact of the Asian financial crisis. Stock prices in some Asian nations fell precipitously, and the U.S. stock market was extremely volatile. Several of our large multinational holdings, including Citicorp, Boeing (3.2%) and Aflac (2.6%), suffered when the market reacted to the near-term issues of slowed growth, reduced profits and negative currency translation. However, we see good long-term risk/reward opportunity in such holdings.

The Fund's philosophy is to be a long-term holder of superior businesses. We stress a high return on invested capital, a high level of cash flow generation throughout the economic cycle and a management that redeploys cash flow for the benefit of the shareholder. Our philosophy does not change as market or economic outlooks change. Well-positioned companies create value for the shareholder over long periods of time. We want to own companies that will be prospering 20 years from now.

The U.S. stock market ended 1997 with a level of uncertainty not seen in some time as investors pondered the implications of the Asian financial crisis. We believe the impact of the Asian crisis will be offset somewhat by factors in the U.S., such as a tight job market. While we would not be surprised to see a high level of market volatility in the near term, this volatility may provide opportunities to buy stocks we like at favorable prices.

                                                          - Oppenheimer Capital

TOP TEN HOLDINGS:                 (% of total net assets)
---------------------------------------------------------
   1.                         Travelers Group Inc.   5.4%
---------------------------------------------------------
   2.             Federal Home Loan Mortgage Corp.   4.7%
---------------------------------------------------------
   3.                                    Exel Ltd.   4.5%
---------------------------------------------------------
   4.                            Wells Fargo & Co.   4.0%
---------------------------------------------------------
   5.                                     Citicorp   3.9%
---------------------------------------------------------
   6.                         General Electric Co.   3.7%
---------------------------------------------------------
   7.                                     Ace Ltd.   3.7%
---------------------------------------------------------
   8.                                     AMRCorp.   3.6%
---------------------------------------------------------
   9.                                 Monsanto Co.   3.5%
---------------------------------------------------------
  10.             Countrywide Credit Industry Inc.   3.3%
---------------------------------------------------------

PERFORMANCE:
The following information illustrates the historical performance of the Preferred Value Fund compared with the S&P 500 INDEX. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Value Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:
                         PAST     PAST     PAST       SINCE
                     6 MONTHS   1 YEAR   5 YEARS  INCEPTION*
PREFERRED VALUE FUND    9.12%   28.02%   141.48%    165.15%
S&P 500 Index          10.59%   33.23%   151.16%    172.18%
                                             * JULY 1, 1992

AVERAGE ANNUAL TOTAL RETURN:
                         PAST        PAST      SINCE
                        1 YEAR    5 YEARS  INCEPTION*
PREFERRED VALUE FUND    28.02%     19.28%     19.40%
S&P 500 Index           33.23%     20.22%     19.97%
                                      * JULY 1, 1992

A $10,000 INVESTMENT SINCE INCEPTION:

LINE CHART:
          PREFERRED VALUE FUND     S&P 500 INDEX
7/1/92    10000                    10000
6/30/93   11673                    11359
6/30/94   11707                    11514
6/30/95   14718                    14510
6/30/96   18322                    18291
6/30/97   24298                    24612
12/31/97  26515                    27218

INVESTMENT REVIEW

PREFERRED INTERNATIONAL FUND

INVESTMENT OBJECTIVE:
The Preferred International Fund seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.

PORTFOLIO MANAGER PROFILE:
Portfolio Manager: Peter F. Spano, CFA

Title: President, PXS Corp., General Partner, Mercator Asset Management, L.P.

Last Five Years' Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Fund since its inception on July 1, 1992.

Education: BBA - St. John's University; MBA - Baruch College (City University of New York); Chartered Financial Analyst

DISCUSSION & ANALYSIS:
The Preferred International Fund dropped 6.6% for the six-month period ended December 31, 1997, versus an 8.4% drop in the EAFE Index. Foreign stocks performed poorly as the crisis in Asia took its toll on stocks.

The turmoil in Asia created havoc for stock markets in the region as many countries experienced severe currency devaluations. Bad economic policies and poor lending practices by banks were major contributors to the crisis. Confidence must be restored, and this will not occur until currencies in the region stabilize.

However, we believe that the long-term outlook for Asia is very good and that many great investment bargains will emerge. Our strict value discipline kept us out of stocks in Southeast Asia and significantly limited our participation in the rest of Asia, particularly in the very weak Japanese market. We believe this discipline will also enable us to identify the best stock bargains at the appropriate time.

Our significant underweighting in Asia proved beneficial as those markets were pummeled. Australia and New Zealand stocks were poor performers as they are somewhat dependent on Asian economies. However, Europe, where we have a significant weighting in the portfolio, did relatively well.

During the period we reduced stock positions in Italy, Spain, Norway and Canada based on high price levels. We eliminated L.G. Construction (South Korea) from the portfolio. Our exposure increased in France, Switzerland, Australia and Japan, where we added to some very attractively priced stocks. We added two new stocks to the portfolio, Pharmacia & UpJohn (2.0% of net assets) (Sweden), a health care company, and Bouygues (2.1%) (France), a multi-industry company. The portfolio continues to be heavily weighted in Europe (64%) and significantly underweighted in Asia (8%).

We are optimistic on the outlook for the Fund based on the valuation level of stocks, low inflation, low interest rates and a positive earnings outlook. Accelerating corporate restructuring overseas may help companies improve their profitability. The portfolio holds very attractively priced stocks that we believe may provide handsome rewards over the long term. The short term will be volatile, but as always, Mercator will focus on long-term opportunities.

                                              - Mercator Asset Management, L.P.

TOP TEN HOLDINGS:              (% of total net assets)
------------------------------------------------------
   1. National Westminster   United Kingdom       2.6%
------------------------------------------------------
   2. Akzo Nobel NV          Netherlands          2.5%
------------------------------------------------------
   3. British Telecom        United Kingdom       2.4%
------------------------------------------------------
   4. Schweiz Bankverein     Switzerland          2.4%
------------------------------------------------------
   5. Tesco                  United Kingdom       2.4%
------------------------------------------------------
   6. Allied Domecq PLC      United Kingdom       2.4%
------------------------------------------------------
   7. ING Groep NV           Netherlands          2.2%
------------------------------------------------------
   8. KLM                    Netherlands          2.2%
------------------------------------------------------
   9. Benetton Group SPA     Italy                2.2%
------------------------------------------------------
  10. Societe Elf Aquitaine  France               2.2%
------------------------------------------------------


GEOGRAPHIC ALLOCATION:
(% of total net assets)

------------------------
United Kingdom     14.8%
------------------------
Switzerland        10.4%
------------------------
Netherlands        10.0%
------------------------
Sweden              8.2%
------------------------
Australia           7.7%
------------------------
France              7.7%
------------------------
Japan               6.2%
------------------------
Spain               5.8%
------------------------
Italy               5.5%
------------------------
Canada              4.6%
------------------------
New Zealand         4.2%
------------------------
Argentina           3.5%
------------------------
South Korea         1.7%
------------------------
Norway              1.0%
------------------------


PERFORMANCE:
The following information illustrates the historical performance of the Preferred International Fund compared with the Europe, Australia & Far East
(EAFE) Index. The EAFEIndex contains over 1000 stocks from 20 different countries with Japan (approx. 28%), the United Kingdom, France and Germany being the most heavily weighted.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Risk Factors of Foreign Investments" in the current Prospectus.)

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred International Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:
                         PAST    PAST     PAST       SINCE
                     6 MONTHS  1 YEAR   5 YEARS  INCEPTION*
PREFERRED
INTERNATIONAL FUND    (6.60%)   6.78%   100.96%     69.18%
EAFE Index            (8.36%)   2.06%    73.94%     70.07%
                                            * JULY 1, 1992

AVERAGE ANNUAL TOTAL RETURN:
                          PAST      PAST     SINCE
                        1 YEAR   5 YEARS  INCEPTION*
PREFERRED
INTERNATIONAL FUND       6.78%     14.98%    10.03%
EAFE Index               2.06%     11.71%    10.14%
                                     * JULY 1, 1992



LINE CHART:
A $10,000 INVESTMENT SINCE INCEPTION:

        Preferred International Fund     EAFE Index
7/1/92                         10000          10000
6/30/93                         9623          12072
6/30/94                        12189          14159
6/30/95                        13004          14433
6/30/96                        14787          16400
6/30/97                        18114          18558
12/31/97                       16918          17007


INVESTMENT REVIEW

PREFERRED SMALL CAP FUND

INVESTMENT OBJECTIVE:
The Preferred Small Cap Fund seeks long-term capital appreciation through investments in companies with small equity capitalizations.

PORTFOLIO MANAGER PROFILE:
Portfolio Manager: Todd M. Sheridan, CFA

Title: Portfolio Manager, Caterpillar Investment Management Ltd. (CIML)

Last Five Years' Experience: Portfolio Manager at CIML. Todd has managed the Preferred Small Cap Fund since its inception on November 1, 1995.

Education: B.S. - University of Illinois; Chartered Financial Analyst

DISCUSSION & ANALYSIS:
During the six-month period ended December 31, 1997, the Preferred Small Cap Fund returned 14.4%, compared to an 11.0% advance for the Russell 2000 Index. Since the inception of the Fund on November 1, 1995, the Fund has provided an annualized return of 26.5% against a gain of 21.5% for the benchmark.

The Fund's outperformance in the last six months occurred mainly in the third quarter. The Fund's holdings in the technology-related sector provided the leadership during this period. Holdings in this sector, which represented approximately 15% of the portfolio, advanced better than 45% on average. The rapid increase in price of many of these holdings forced their relative valuations lower. As a consequence, we reduced or eliminated many of these positions by the end of the third quarter. This reduced our exposure to the significant declines technology-related stocks suffered in the fourth quarter.

Stocks of financial service companies also performed well during the six-month period, growing more than 20% on average. They are the largest economic sector concentration in the portfolio, representing more than 15% of the total portfolio. These holdings benefited greatly from the decline in long-term interest rates during the period.

The Russell 2000 Index matched the performance of the S&P 500 Index for the last six months of 1997. However, taken as a whole, 1997 was the fourth consecutive year in which U.S. small caps trailed large caps. Investors preferred larger stocks during the periods of extreme market volatility we faced.

We have remarked a number of times that this situation appears poised to reverse. The situation in Asia may yet provide the catalyst for small cap stocks to rebound. Larger stocks, with a more international presence, may suffer greater deterioration in earnings growth than more domestically oriented small cap stocks. Investors in search of earnings growth may have to look to small caps. With valuations at what we believe to be attractive levels and with the typically greater potential growth of earnings still intact, small cap stocks could be in for a good year in 1998.

                                       - Caterpillar Investment Management Ltd.

TOP TEN HOLDINGS:                  (% of total net assets)
----------------------------------------------------------
   1.                             Bowne & Co. Inc.    2.4%
----------------------------------------------------------
   2.       Imperial Credit Mortgage Holdings Inc.    2.0%
----------------------------------------------------------
   3.                             Seacor Smit Inc.    1.8%
----------------------------------------------------------
   4.                          Arvin Industry Inc.    1.7%
----------------------------------------------------------
   5.            Burlington Coat Factory Warehouse    1.5%
----------------------------------------------------------
   6.                              Cooper Cos Inc.    1.5%
----------------------------------------------------------
   7.                         CHS Electronics Inc.    1.5%
----------------------------------------------------------
   8.               First American Financial Corp.    1.3%
----------------------------------------------------------
   9.                   Commercial Intertech Corp.    1.3%
----------------------------------------------------------
  10.                      Capstead Mortgage Corp.    1.3%
----------------------------------------------------------

PERFORMANCE:
The following information illustrates the historical performance of the Preferred Small Cap Fund compared with the RUSSELL 2000 INDEX. The Russell 2000 Index contains the 2000 smallest of the 3000 largest U.S. domiciled corporations, ranked by market capitalization.

Note: Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater price volatility than securities of larger, more established companies.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Small Cap Fund's inception date was November 1, 1995. This report will provide five- and ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:
                                 PAST      PAST     SINCE
                             6 MONTHS    1 YEAR  INCEPTION*
PREFERRED SMALL CAP FUND       14.42%    31.42%    66.29%+
Russell 2000 Index             11.03%    22.36%    52.46%

                                       * NOVEMBER 1, 1995
     + TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF
       THE MANAGEMENT FEE (0.35%) HAD NOT BEEN WAIVED FOR
    THE PERIOD NOVEMBER 1, 1995 THROUGH OCTOBER 31, 1996.

AVERAGE ANNUAL TOTAL RETURN:
                                   PAST          SINCE
                                 1 YEAR      INCEPTION*
PREFERRED SMALL CAP FUND         31.42%        26.46%+
Russell 2000 Index               22.36%        21.49%

                                    * NOVEMBER 1, 1995
  + TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF
    THE MANAGEMENT FEE (0.35%) HAD NOT BEEN WAIVED FOR
  HE PERIOD NOVEMBER 1, 1995 THROUGH OCTOBER 31, 1996.

LINE CHART:
A $10,000 INVESTMENT SINCE INCEPTION:

         PREFERRED SMALL CAP FUND   RUSSELL 2000 INDEX
11/1/95  10000                      10000
12/31/95 10506                      10695
6/30/96  11267                      11804
12/31/96 12653                      12460
6/30/97  14534                      13731
12/31/97 16629                      15246

INVESTMENT REVIEW

PREFERRED ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE:
The Preferred Asset Allocation Fund seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

PORTFOLIO MANAGER PROFILE:
Mellon Capital Management Corporation
Portfolio Manager: Thomas B. Hazuka

Title: Chief Investment Officer, Mellon Capital Management Corporation

Last Five Years' Experience: Portfolio Manager at Mellon Capital. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

Education: B.S. - Stevens Institute of Technology;
MBA - University of Connecticut; Ph.D. - Stanford University

PanAgora Asset Management
Portfolio Manager: Edgar E. Peters

Title: Director, Asset Allocation, and Chief Investment Strategist, PanAgora Asset Management

Last Five Years' Experience: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

Education: B.S. - Montclair State College; MBA -
Rutgers University

DISCUSSION & ANALYSIS:
The Preferred Asset Allocation Fund returned 9.6% for the six-month period ended December 31, 1997. By comparison, the Fund's blended benchmark consisting of 65%
- S&P 500 Index, 30% - Lehman Brothers Long-Term Treasury Index and 5% - 90-Day Treasury Bills returned 10.9% for the period. The Fund returned an average annual return of 14.8% since inception, compared to 16.4% for the benchmark.

During the quarter ended September 30, financial markets delivered strong performance amid a high level of stock market volatility. Financial markets were concerned that tight labor markets might soon bring faster wage growth that would inevitably flow through to higher prices. There were also questions about the sustainability of the relatively rapid pace of economic growth. However, economic statistics released during the quarter showed little evidence of an overheating economy, greater price inflation or wage inflation. After weighing all the evidence, the Federal Reserve chose to leave both the overnight and discount rates unchanged at its Open Market Committee meeting at the end of September.

During the quarter ended December 31, reverberations from the meltdown of Asian stock and currency markets were felt in U.S. financial markets. Stocks and bonds posted sharply divergent returns during October as the bond market benefited from a flight to quality. Financial markets later benefited from the growing realization that despite the Southeast Asian financial crisis, the U.S. economy showed few signs of straying from its path of steady growth with low inflation. Economic data indicate that the U.S. economy may continue to avoid serious fallout from the crisis in Asia while growing at a sustainable pace.

At the beginning of the fiscal year, the Preferred Asset Allocation Fund had an asset mix (adjusted for the effect of futures contracts) of 33% stocks, 51% bonds and 16% cash. The sharp fall in stock prices in October made stocks relatively more attractive, while the rally in the bond market reduced bond yields, making bonds less attractive. This caused a shift out of bonds into stocks. Meanwhile, yields on short-term cash instruments rose substantially, lowering the spread between the expected returns on bonds and cash and prompting a move from bonds into cash. The Fund ended the six-month period with an asset mix (adjusted for the effect of futures contracts) of 46% stocks, 33% bonds and 21% cash.

                                                     - Mellon Capital Management
                                                     - PanAgora Asset Management

PORTFOLIO ALLOCATION*:                 (% of portfolio)
-------------------------------------------------------
              12/31/97       6/30/97       12/31/96
-------------------------------------------------------
   Stocks        46%           33%            69%
-------------------------------------------------------
   Bonds         33%           51%            20%
-------------------------------------------------------
   Short-Term    21%           16%            11%
   (maturities less than one year)
-------------------------------------------------------
      *Adjusted for the effect of futures contracts

PERFORMANCE:
The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with a blended benchmark consisting of:
65% - S&P 500 INDEX; 30% - LEHMAN BROTHERS LONG-TERM TREASURY INDEX; AND 5% - 90-DAY TREASURY BILLS. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills.

The Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term instruments.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Asset Allocation Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures. An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:
                      PAST     PAST     PAST       SINCE
                  6 MONTHS   1 YEAR   5 YEARS  INCEPTION*
PREFERRED ASSET
ALLOCATION FUND      9.55%   20.92%    99.28%    113.84%
65/30/5 Benchmark   10.89%   26.28%   113.84%    130.54%
                                          * JULY 1, 1992

AVERAGE ANNUAL TOTAL RETURN:
                          PAST       PAST       SINCE
                        1 YEAR     5 YEARS  INCEPTION*
PREFERRED ASSET
ALLOCATION FUND         20.92%      14.79%     14.82%
65/30/5 Benchmark       26.28%      16.42%     16.40%
                                       * JULY 1, 1992

LINE CHART:

A $10,000 INVESTMENT SINCE INCEPTION:
               PREFERRED ASSET ALLOCATION FUND    65/30/5 BENCHMARK
7/1/92         10000                              10000
6/30/93        11357                              11523
6/30/94        11212                              11483
6/30/95        13643                              14057
6/30/96        16132                              16429
6/30/97        19521                              20789
12/31/97       21384                              23054

INVESTMENT REVIEW

PREFERRED FIXED INCOME FUND

INVESTMENT OBJECTIVE:
The Preferred Fixed Income Fund seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.

PORTFOLIO MANAGER PROFILE:
Portfolio Manager: Paul L. Zemsky, CFA

Title: Managing Director, J. P. Morgan Investment Management Inc.

Last Five Years' Experience: Portfolio Manager at J. P. Morgan Investment. Paul has been involved in the management of the Preferred Fixed Income Fund since January 1, 1994.

Education: B.S., B.S.E.E. - University of Pennsylvania; Chartered
Financial Analyst

DISCUSSION & ANALYSIS:
The Preferred Fixed Income Fund returned 5.1% for the six-month period ended December 31, 1997, compared to 6.4% for the Salomon Brothers Broad Investment Grade (BIG) Bond Index. Since its inception, the Fund has returned 7.4%, compared to 7.7% for its benchmark.

Throughout 1997, the U.S. economy continued to grow at an above-average rate, and unemployment was low. In addition, income, consumption and confidence measures stayed strong. In spite of a continuing rise in wage rates, both wholesale and retail inflation remained exceptionally mild.

In managing the Preferred Fixed Income Fund, three key decisions add value. First, we determine the Fund's duration, which is a measure of the Fund's sensitivity to changes in interest rates. The Fund's duration, which averaged approximately 1/4 year longer than the Salomon Brothers BIG Index, enhanced performance and partially offset the poor showing of the spread sectors.

Second, we allocate the Fund's assets across the broad sectors of the fixed income market, including governments, corporates, high-yield, emerging market debt, international bonds and mortgage-backed securities. During the second half of the year, the Fund's overall performance benefited from our decision to overweight mortgage-backed securities and investment grade corporates while maintaining an underweighted position in U.S. Treasuries. However, this decision suppressed the Fund's performance at the end of the year as the volatility in Asia caused many investors to leave stock markets for the relative safety of fixed income markets, particularly U.S. Treasuries.

Finally, we select individual securities for the Fund with substantial input from our fixed income analysts and traders. Security selection continued to add value during the year. The Fund maintained its focus on high-quality issues, keeping the average credit quality of its holdings between AA and AAA.

The Fund remains strategically overweighted in the spread sectors, although to a lesser degree. We have reduced the Fund's position in mortgages and callable corporate securities as they have become particularly vulnerable with the fall in interest rates. Since we believe the volatility in the financial markets will not dissipate any time soon, we have increased the Fund's holdings in U.S. Treasuries.

                                           - J. P. Morgan Investment Management

PORTFOLIO STATISTICS:    (as of December 31, 1997)
  Portfolio Holdings                           135
--------------------------------------------------
  Average Maturity                      12.3 years
--------------------------------------------------
  Average Duration                       4.7 years
--------------------------------------------------
  Average Quality                              AAA
--------------------------------------------------
  Allocation (% of portfolio*):
--------------------------------------------------
     Treasury/Agency                           20%
--------------------------------------------------
     Corporates                                34%
--------------------------------------------------
     Mortgages/Asset Backed                    45%
--------------------------------------------------
     Short-Term                                 1%
      (maturities less than one year)
--------------------------------------------------
*Adjusted for the effect of futures contracts


PERFORMANCE:
The following information illustrates the historical performance of the Preferred Fixed Income Fund compared with the SALOMON BROTHERS BROAD INVESTMENT GRADE (BIG) INDEX. The Index contains 5,000 U.S. Treasury, Agency, Mortgage and Corporate Bonds. Credit quality must be investment grade (AAA-BBB by Standard & Poor's).

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Fixed Income Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:
                      PAST     PAST     PAST      SINCE
                  6 MONTHS   1 YEAR   5 YEARS INCEPTION*
PREFERRED FIXED
INCOME FUND          5.06%    8.45%    41.49%    48.14%
Salomon Bros.
BIG Index            6.37%    9.63%    43.78%    50.38%
                                         * JULY 1, 1992

AVERAGE ANNUAL TOTAL RETURN:
                          PAST       PAST      SINCE
                        1 YEAR    5 YEARS  INCEPTION*
PREFERRED FIXED
INCOME FUND              8.45%      7.19%      7.41%
Salomon Bros. BIG Index  9.63%      7.53%      7.70%
                                      * JULY 1, 1992

LINE CHART:

A $10,000 INVESTMENT SINCE INCEPTION:

          PREFERRED FIXED INCOME FUND        SALOMON BROS. BIG INDEX
7/1/92    10000                              10000
6/30/93   11259                              11198
6/30/94   11207                              11065
6/30/95   12494                              12454
6/30/96   13009                              13071
6/30/97   14101                              14138
12/31/97  14814                              15038

INVESTMENT REVIEW

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE:
The Preferred Short-Term Government Securities Fund seeks high current income, consistent with preservation of capital, primarily through investment in U.S. Government Securities.

PORTFOLIO MANAGER PROFILE:
Portfolio Manager: Richard W. Oswald, CPA

Title: Vice President, Portfolio Manager, J.P. Morgan Investment Management Inc.

Last Five Years' Experience: Richard joined J.P. Morgan as Portfolio Manager in October 1996 after eight years with CBS Inc., where he served as corporate treasurer and president of the company's investment subsidiary and managed a portfolio of fixed income securities. Richard assumed responsibility for management of the Preferred Short-Term Government Securities Fund in November 1997.

Education: B.A. - University of Toronto; MBA - Rochester Institute of Technology, Certified Public Accountant

DISCUSSION & ANALYSIS:
The Preferred Short-Term Government Securities Fund returned 3.5% for the six-month period ended December 31, 1997, compared with a 3.7% return for the Merrill Lynch 1-3 Year Treasury Index. Since inception, the Fund's average annual return has been 5.0% versus 5.7% for the benchmark. Shareholders holding a majority of the Fund's shares approved a new subadvisor agreement for the Fund with J.P. Morgan Investment Management, Inc., which assumed primary responsibility for the day-to-day management of the Fund's portfolio on November 1, 1997. During the second half of the year, the U.S. economy continued to grow at above-trend levels. The turmoil in Asia spilled into other markets, increasing the volatility of financial markets worldwide. Investors left stock markets for the relative safety of U.S. fixed income securities, favoring U.S. Treasuries in particular. The yield on the 30-year U.S. Treasury fell from 6.4% on September 30 to 5.9% on December 31.

Given the economic environment, we made a tactical decision to purchase GNMA 8% mortgage issued in 1992. These securities tend to be less sensitive to interest rate movements than other GNMAs in current production. We also added Overseas Private Investors Corp., a government-sponsored enterprise, which benefited from the outperformance of the U.S. Treasury market.

We plan to reduce the Fund's position in prepayment-sensitive mortgages as they have become particularly vulnerable with the fall in interest rates. As we believe the volatility in the financial markets will not dissipate any time soon, we expect to increase the Fund's holdings in U.S. Treasury securities.

Our analysis of the economic impact on the U.S.
economy of the recent events in Asia leads us to believe that there will be only modest slowing of growth. At this time, we believe that in light of the economy's inflation performance and the ongoing global market uncertainties, the Federal Reserve is likely to take no further action.

                                            - J.P. Morgan Investment Management

PORTFOLIO STATISTICS:    (as of December 31, 1997)
------------------------------------------------
Portfolio Holdings                            28
------------------------------------------------
Average Maturity                      2.8 years*
------------------------------------------------
Average Duration                      2.5 years*
------------------------------------------------
*estimated


PERFORMANCE:
The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the MERRILL LYNCH 1-3 YEAR TREASURY INDEX. The Index comprises primarily U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:
                              PAST     PAST     PAST      SINCE
                          6 MONTHS   1 YEAR  5 YEARS  INCEPTION*
PREFERRED SHORT-TERM
GOVERNMENT
SECURITIES FUND              3.49%    6.18%   27.14%     30.46%
ML 1-3 Yr. Treasury Index    3.67%    6.66%   31.75%     35.93%
                                                 * JULY 1, 1992

AVERAGE ANNUAL TOTAL RETURN:

                               PAST      PAST      SINCE
                             1 YEAR   5 YEARS  INCEPTION*
PREFERRED SHORT-TERM
GOVERNMENT
SECURITIES FUND               6.18%     4.92%     4.95%
ML 1-3 Yr. Treasury Index     6.66%     5.67%     5.74%
                                         * JULY 1, 1992

LINE CHART:

A $10,000 INVESTMENT SINCE INCEPTION:

          PREFERRED SHORT-TERM GOV'T. SEC. FUND    ML 1-3 YR. TREASURY INDEX
7/1/92    10000                                    10000
6/30/93   10632                                    10658
6/30/94   10723                                    10830
6/30/95   11336                                    11666
6/30/96   11914                                    12303
6/30/97   12606                                    13111
12/31/97  13046                                    13593

INVESTMENT REVIEW

PREFERRED MONEY MARKET FUND

INVESTMENT OBJECTIVE:
The Preferred Money Market Fund seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed income instruments.

PORTFOLIO MANAGER PROFILE:
Portfolio Manager: Robert R. "Skip" Johnson

Title: Vice President, J. P. Morgan Investment Management Inc.

Last Five Years' Experience: Portfolio Manager at J. P. Morgan Investment Management. Skip has been involved with the management of the Preferred Money Market Fund since its inception on July 1, 1992.

Education: B.A. - Dartmouth College

DISCUSSION & ANALYSIS:
The Preferred Money Market Fund returned 2.6% for the six-month period ended December 31, 1997, matching the return of the IBC's Money Fund Report Avg/All Taxable. Since inception, the Fund's average annual return has been 4.4% versus 4.3% for the benchmark.

During the second half of the year, robust growth in the U.S. economy continued. Unemployment moved to cyclical lows, and income, consumption and confidence measures remained robust. In spite of an ongoing drift upward in wage rates, inflation at both the wholesale and retail levels remained remarkably benign. The U.S. economy continued to exhibit strong growth and moderate inflation during the fourth quarter. The volatile Asian markets were the focus in November and December, causing a "flight to quality"with many investors. The yield on the 30-year U.S. Treasury bond ended just below 6%, the lowest level in more than four years.

Active management of the Fund's average maturity, which was within a 35-55 day range, enhanced performance. Near year-end, we avoided the short end of the yield curve and extended the Fund's average life to approximately 50 days to maturity to take advantage of year-end pressures. In addition, the Fund's yield was enhanced by short agency discount notes and one-year securities. We added value by re-entering the Japanese CD market near the end of the year.

Going forward, we plan to maintain the fund's average life within the 35-50 day range. We continue to focus on high quality and highly liquid securities. All securities are rated A1/P1, AA or better or are of comparable credit quality as determined by management. At this time, we believe that the Federal Reserve is likely to withhold action in light of the weakened economic conditions throughout Asia.

                                           - J. P. Morgan Investment Management

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value of $1.00 per share.

PERFORMANCE:
The following information illustrates the historical performance of the Preferred Money Market Fund compared to IBC'S MONEY FUND REPORT AVG/ALL TAXABLE. This benchmark is used for taxable money market funds.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Money Market Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:
                             PAST     PAST     PAST      SINCE
                         6 MONTHS   1 YEAR  5 YEARS  INCEPTION*
PREFERRED MONEY
MARKET FUND                 2.58%    5.16%   24.64%+   26.38%+
IBC's Money Fund
Report Avg/All Taxable      2.57%    5.09%   23.96%    25.79%
                                               * JULY 1, 1992
         + TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF
           THE MANAGEMENT FEE (0.15%) HAD NOT BEEN WAIVED FOR
         THE PERIOD JANUARY 1, 1993 THROUGH OCTOBER 31, 1995.

AVERAGE ANNUAL TOTAL RETURN:
                          PAST       PAST      SINCE
                        1 YEAR    5 YEARS  INCEPTION*
Preferred Money Market
Fund                     5.16%     4.50%+     4.35%+
IBC's Money Fund
Report Avg/All Taxable   5.09%     4.39%      4.26%
                                       * JULY 1, 1992
 + TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF
   THE MANAGEMENT FEE (0.15%) HAD NOT BEEN WAIVED FOR
 THE PERIOD JANUARY 1, 1993 THROUGH OCTOBER 31, 1995.

LINE CHART:

A $10,000 INVESTMENT SINCE INCEPTION:

          PREFERRED                DONOGHUE'S TAXABLE
          MONEY MARKET FUND        MONEY MARKET FUND AVERAGE
7/1/92    10000                    10000
6/30/93   10271                    10284
6/30/94   10569                    10583
6/30/95   11126                    11113
6/30/96   11719                    11690
6/30/97   12319                    12259
12/31/97  12638                    12579

STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 1997 (UNAUDITED)
                                                                   GROWTH               VALUE      INTERNATIONAL
ASSETS
  Investments at value...................................    $436,380,294        $329,404,588       $221,260,035
  Short-term obligations at amortized cost...............      18,512,000          12,942,781         18,579,000
  Cash...................................................             600                                    476
  Foreign currency holdings at value.....................                                                884,141
  Receivable for investments sold........................         400,992
  Receivable for fund shares sold........................       2,604,885           1,575,976          1,386,024
  Receivable for variation margin........................
  Dividends and interest receivable......................         329,728             177,419            596,856
  Prepaid expenses and other assets......................          20,829              15,049              9,246
                                                             ------------        ------------       ------------
       Total assets......................................     458,249,328         344,115,813        242,715,778
                                                             ------------        ------------       ------------
LIABILITIES
  Payable for investments purchased......................       7,525,156                                 91,704
  Payable for fund shares redeemed.......................           2,049               2,188            136,562
  Payable for distributions..............................
  Accrued:
     Management fees.....................................         283,906             221,258            192,640
     Audit fees..........................................          19,098              16,989             19,383
     Custodian fees......................................           7,965               5,744             35,527
     Legal fees..........................................          17,556              14,496             10,786
     Trustees' fees......................................                                 158                816
     Transfer agent fees.................................          15,373              12,566             13,419
     Other fees..........................................           1,312                                  2,081
                                                             ------------        ------------       ------------
          Total liabilities..............................       7,872,415             273,399            502,918
                                                             ------------        ------------       ------------
  Net assets.............................................    $450,376,913        $343,842,414       $242,212,860
                                                             ============        ============       ============
  Shares of beneficial interest outstanding..............      24,703,731          15,050,706         17,180,760
                                                             ============        ============       ============
  Offering and redemption price per share................          $18.23              $22.85             $14.10
                                                             ============        ============       ============
COMPOSITION OF NET ASSETS:
  Paid-in capital........................................    $296,710,114        $144,875,300       $206,030,031
  Undistributed (Distributions in excess of) net
     investment income...................................       (380,156)              11,823            152,001
  Accumulated net realized gains (losses) on
     investments, futures and foreign currency...........      35,353,410          27,625,526          5,509,787
  Net unrealized appreciation (depreciation) on:
     Investments.........................................     118,693,545         171,329,765         30,553,127
     Futures.............................................
     Foreign denominated other assets,
        liabilities and currency.........................                                                (32,086)
                                                             ------------        ------------       ------------
                                                             $450,376,913        $343,842,414       $242,212,860
                                                             ============        ============       ============
  Investments and short-term obligations at cost.........    $336,198,749        $171,017,604       $209,285,908
  Foreign currency holdings at cost......................                                                902,005
DECEMBER 31, 1997 (UNAUDITED)                                                         ASSET               FIXED
                                                                SMALL CAP          ALLOCATION            INCOME
ASSETS
  Investments at value...................................    $121,116,506        $ 99,156,271       $136,572,245
  Short-term obligations at amortized cost...............       1,169,173          40,151,655          7,696,594
  Cash...................................................                                 139              1,016
  Foreign currency holdings at value.....................
  Receivable for investments sold........................       6,004,732               7,610          3,113,438
  Receivable for fund shares sold........................         558,498             455,751             40,800
  Receivable for variation margin........................                              28,375             36,719
  Dividends and interest receivable......................         165,935             790,449          1,437,456
  Prepaid expenses and other assets......................          12,633               9,795              5,273
                                                             ------------        ------------       ------------
       Total assets......................................     129,027,477         140,600,045        148,903,541
                                                             ------------        ------------       ------------
LIABILITIES
  Payable for investments purchased......................       6,814,901
  Payable for fund shares redeemed.......................          17,968              11,740             35,335
  Payable for distributions..............................                               5,531            767,142
  Accrued:
     Management fees.....................................          76,760              82,081             62,822
     Audit fees..........................................          14,631              17,906             15,819
     Custodian fees......................................           2,252              16,603              8,248
     Legal fees..........................................           3,570               5,216              5,522
     Trustees' fees......................................             142                                    677
     Transfer agent fees.................................           4,670               9,916              9,767
     Other fees..........................................                                                  2,941
          Total liabilities..............................       6,934,894             148,993            908,273
                                                             ------------        ------------       ------------
  Net assets.............................................    $122,092,583        $140,451,052       $147,995,268
                                                             ============        ============       ============
  Shares of beneficial interest outstanding..............       8,444,469           9,836,431         14,342,050
                                                             ============        ============       ============
  Offering and redemption price per share................          $14.45              $14.28             $10.32
                                                             ============        ============       ============
COMPOSITION OF NET ASSETS:
  Paid-in capital........................................    $102,092,819        $112,715,518       $145,246,835
  Undistributed (Distributions in excess of) net
     investment income...................................          (3,310)                                89,002
  Accumulated net realized gains (losses) on
     investments, futures and foreign currency...........       1,861,692         (4,933,811)            161,784
  Net unrealized appreciation (depreciation) on:
     Investments.........................................      18,141,382          31,929,854          2,381,827
     Futures.............................................                             739,491            115,820
     Foreign denominated other assets,
        liabilities and currency.........................
                                                             ------------        ------------       ------------
                                                             $122,092,583        $140,451,052       $147,995,268
                                                             ============        ============       ============
  Investments and short-term obligations at cost.........    $104,144,297        $107,378,072       $141,887,012
  Foreign currency holdings at cost......................
DECEMBER 31, 1997 (UNAUDITED)                                  SHORT-TERM             MONEY
                                                               GOVERNMENT            MARKET
ASSETS
  Investments at value...................................     $47,210,888
  Short-term obligations at amortized cost...............       8,966,162         $85,864,184
  Cash...................................................                              94,799
  Foreign currency holdings at value.....................
  Receivable for investments sold........................
  Receivable for fund shares sold........................          96,906             956,274
  Receivable for variation margin........................
  Dividends and interest receivable......................         793,093             448,467
  Prepaid expenses and other assets......................           3,844               3,084
                                                             ------------        ------------
       Total assets......................................      57,070,893          87,366,808
                                                             ------------        ------------
LIABILITIES
  Payable for investments purchased......................
  Payable for fund shares redeemed.......................                              29,657
  Payable for distributions..............................             133             378,657
  Accrued:
     Management fees.....................................          16,835              22,610
     Audit fees..........................................          17,290              14,356
     Custodian fees......................................           3,311               5,522
     Legal fees..........................................           2,565               5,151
     Trustees' fees......................................             380                 749
     Transfer agent fees.................................           5,015               7,981
     Other fees..........................................
                                                             ------------        ------------
          Total liabilities..............................          45,529             464,683
                                                             ------------        ------------
  Net assets.............................................     $57,025,364         $86,902,125
                                                             ============        ============
  Shares of beneficial interest outstanding..............       5,800,910          86,902,125
                                                             ============        ============
  Offering and redemption price per share................           $9.83               $1.00
                                                             ============        ============
COMPOSITION OF NET ASSETS:
  Paid-in capital........................................     $57,611,508         $86,902,125
  Undistributed (Distributions in excess of) net
     investment income...................................
  Accumulated net realized gains (losses) on
     investments, futures and foreign currency...........       (808,230)
  Net unrealized appreciation (depreciation) on:
     Investments.........................................         222,086
     Futures.............................................
     Foreign denominated other assets,
        liabilities and currency.........................
                                                             ------------        ------------
                                                              $57,025,364         $86,902,125
                                                             ============        ============
  Investments and short-term obligations at cost.........     $55,954,964         $85,864,184
  Foreign currency holdings at cost......................


See notes to financial statements.

STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED
DECEMBER 31, 1997 (UNAUDITED)                                      GROWTH               VALUE      INTERNATIONAL
INVESTMENT INCOME
  Dividends...............................................    $ 1,529,464         $ 2,559,067        $ 3,487,050
  Interest................................................        180,629             661,458            271,308
                                                              -----------         -----------        -----------
                                                                1,710,093           3,220,525          3,758,358
  Less foreign taxes withheld at source...................        (26,953)                              (363,965)
                                                              -----------         -----------        -----------
     Total income.........................................      1,683,140           3,220,525          3,394,393
                                                              -----------         -----------        -----------
EXPENSES
  Management fees.........................................      1,869,265           1,461,004          1,215,413
  Audit fees..............................................         18,442              15,922             18,442
  Custodian fees..........................................         61,836              43,858            242,586
  Registration fees.......................................         12,602               9,872             12,098
  Legal fees..............................................         19,071              15,333             10,795
  Trustees' fees..........................................          7,772               6,050              4,538
  Transfer agent fees.....................................         47,216              44,232             35,877
  Insurance fees..........................................          6,763               5,336              4,033
  Other fees..............................................         20,329              20,998             11,719
                                                              -----------         -----------        -----------
     Total expenses.......................................      2,063,296           1,622,605          1,555,501
                                                              -----------         -----------        -----------
        Net investment income (loss)......................       (380,156)          1,597,920          1,838,892
                                                              -----------         -----------        -----------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FUTURES, FORWARD CONTRACTS
AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments..........................................     76,327,212          27,974,112         13,512,978
     Futures..............................................
     Foreign denominated other assets,
         liabilities and currency.........................                                              (155,750)
  Change in net unrealized appreciation
     (depreciation) on:
     Investments..........................................    (25,085,939)          3,562,358        (30,952,409)
     Futures..............................................
     Forward contracts....................................
     Foreign denominated other assets,
        liabilities and currency..........................                                               (24,114)
                                                              -----------         -----------        -----------
             Net gain (loss)..............................     51,241,273          31,536,470        (17,619,295)
                                                              -----------         -----------        -----------

  Net increase (decrease) in net assets
     resulting from operations............................    $50,861,117         $33,134,390       ($15,780,403)
                                                              ===========         ===========        ===========

SIX MONTH PERIOD ENDED                                                                  ASSET              FIXED
DECEMBER 31, 1997 (UNAUDITED)                                   SMALL CAP          ALLOCATION             INCOME
INVESTMENT INCOME
  Dividends...............................................     $  637,010          $  487,402
  Interest................................................         60,640           2,358,354         $5,008,061
                                                               ----------          ----------         ----------
                                                                  697,650           2,845,756          5,008,061
  Less foreign taxes withheld at source...................           (549)             (2,328)
                                                               ----------          ----------         ----------
     Total income.........................................        697,101           2,843,428          5,008,061
                                                               ----------          ----------         ----------
EXPENSES
  Management fees.........................................        412,683             474,246            363,505
  Audit fees..............................................         14,619              17,434             15,922
  Custodian fees..........................................         40,448              87,465             52,931
  Registration fees.......................................          7,477               6,763             13,106
  Legal fees..............................................          3,529               5,042              5,755
  Trustees' fees..........................................          1,303               2,017              2,311
  Transfer agent fees.....................................         11,509              26,509             26,803
  Insurance fees..........................................          1,008               2,017              2,017
  Other fees..............................................          3,234              10,625              8,191
                                                               ----------          ----------         ----------
     Total expenses.......................................        495,810             632,118            490,541
                                                               ----------          ----------         ----------
        Net investment income (loss)......................        201,291           2,211,310          4,517,520
                                                               ----------          ----------         ----------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FUTURES, FORWARD CONTRACTS
AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments..........................................     12,823,692             464,589            945,362
     Futures..............................................                          1,877,463            266,271
     Foreign denominated other assets,
         liabilities and currency.........................                                                28,484
  Change in net unrealized appreciation
     (depreciation) on:
     Investments..........................................       (928,119)          8,560,427          1,268,366
     Futures..............................................                           (845,665)           118,378
     Forward contracts....................................                                               (14,477)
     Foreign denominated other assets,
        liabilities and currency..........................                                                    (8)
                                                               ----------          ----------         ----------
             Net gain (loss)..............................     11,895,573          10,056,814          2,612,376
                                                               ----------          ----------         ----------

  Net increase (decrease) in net assets
     resulting from operations............................    $12,096,864         $12,268,124         $7,129,896
                                                              ===========         ===========         ==========

SIX MONTH PERIOD ENDED                                         SHORT-TERM             MONEY
DECEMBER 31, 1997 (UNAUDITED)                                  GOVERNMENT            MARKET
INVESTMENT INCOME
  Dividends...............................................
  Interest................................................     $1,799,244          $2,694,922
                                                               ----------          ----------
                                                                1,799,244           2,694,922
  Less foreign taxes withheld at source...................
                                                               ----------          ----------
     Total income.........................................      1,799,244           2,694,922
                                                               ----------          ----------
EXPENSES
  Management fees.........................................         98,329             146,430
  Audit fees..............................................         16,721              13,401
  Custodian fees..........................................         22,895              32,557
  Registration fees.......................................          9,075               5,716
  Legal fees..............................................          2,311               5,042
  Trustees' fees..........................................          1,008               2,017
  Transfer agent fees.....................................         12,602              23,988
  Insurance fees..........................................          1,008               1,512
  Other fees..............................................          2,940               5,251
                                                               ----------          ----------
     Total expenses.......................................        166,889             235,914
                                                               ----------          ----------
        Net investment income (loss)......................      1,632,355           2,459,008
                                                               ----------          ----------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FUTURES, FORWARD CONTRACTS
AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments..........................................         34,219
     Futures..............................................
     Foreign denominated other assets,
         liabilities and currency.........................
  Change in net unrealized appreciation (depreciation) on:
     Investments..........................................        246,314                   0
     Futures..............................................
     Forward contracts....................................
     Foreign denominated other assets,
        liabilities and currency..........................
                                                               ----------          ----------
             Net gain (loss)..............................        280,533
                                                               ----------          ----------

  Net increase (decrease) in net assets
     resulting from operations............................     $1,912,888          $2,459,008
                                                               ==========          ==========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                        GROWTH                                   VALUE
                                                PERIOD+             YEAR                PERIOD+              YEAR
                                                  ENDED             ENDED                 ENDED             ENDED
                                               12/31/97           6/30/97              12/31/97           6/30/97
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)........     ($   380,156)      ($  524,651)          $ 1,597,920       $ 3,300,434
  Net realized gain (loss) on:
      Investments.....................       76,327,212        65,171,565            27,974,112         1,849,729
      Futures.........................
      Forward contracts...............
      Foreign denominated other assets,
            liabilities and currency..
  Change in net unrealized appreciation
    (depreciation) on:
       Investments....................      (25,085,939)       36,641,616             3,562,358        83,847,734
       Futures........................
       Forward contracts..............
       Foreign denominated other assets,
            liabilities and currency..
                 Net increase (decrease)
                 in net assets
                                           ------------      ------------           -----------       -----------
                 resulting from operations   50,861,117       101,288,530            33,134,390        88,997,897
                                           ------------      ------------           -----------       -----------
  Distributions to shareholders from:
       Net investment income.........                                                (3,250,000)       (3,256,687)
       In excess of net investment income
       Net realized gains............       (86,312,238)      (54,170,251)                             (9,329,095)
       In excess of realized gains...                                                                    (368,409)
                                           ------------      ------------           -----------       -----------
                                            (86,312,238)      (54,170,251)           (3,250,000)      (12,954,191)
                                           ------------      ------------           -----------       -----------
  Fund share transactions:
       Receipts for shares sold......       127,365,762       111,186,933            90,775,310       128,368,956
       Value of distributions reinvested     85,934,412        53,884,207             3,231,683        12,912,303
       Cost of shares redeemed.......      (182,494,017)     (168,855,688)         (153,722,337)     (111,233,290)
                                           ------------      ------------           -----------       -----------
            Net increase (decrease)
            in net assets
            from fund share transactions     30,806,157        (3,784,548)          (59,715,344)       30,047,969
                                           ------------      ------------           -----------       -----------
                  Total increase (decrease)  (4,644,964)       43,333,731           (29,830,954)      106,091,675
NET ASSETS
       Beginning of period...........       455,021,877       411,688,146           373,673,368       267,581,693
                                           ------------      ------------           -----------       -----------
       End of period.................      $450,376,913      $455,021,877          $343,842,414      $373,673,368
                                           ============      ============           ===========       ===========
       Undistributed (distributions in excess of)
            net investment income at
            end of period                    ($ 380,156)                               $ 11,823       $ 1,663,903
                                           ============      ============           ===========       ===========
NUMBER OF FUND SHARES
       Sold..........................         5,656,876         5,970,365             3,996,953         6,922,277
       Issued for distributions reinvested    4,841,361         3,096,761               144,207           708,598
       Redeemed......................        (8,078,784)       (9,014,649)           (6,769,582)       (6,019,884)
                                           ------------      ------------           -----------       -----------
         Net increase (decrease) in
           shares outstanding........         2,419,453           52,477             (2,628,422)        1,610,991
  Outstanding at:
       Beginning of period...........        22,284,278        22,231,801            17,679,128        16,068,137
                                           ------------      ------------           -----------       -----------
       End of period.................        24,703,731        22,284,278            15,050,706        17,679,128
                                           ============      ============           ===========       ===========
                                                     INTERNATIONAL                             SMALL CAP
                                                PERIOD+              YEAR               PERIOD+              YEAR
                                                  ENDED             ENDED                 ENDED             ENDED
                                               12/31/97           6/30/97              12/31/97           6/30/97
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)........      $ 1,838,892       $ 5,631,095            $  201,291        $  443,824
  Net realized gain (loss) on:
      Investments.....................       13,512,978         4,868,619            12,823,692         2,582,310
      Futures.........................
      Forward contracts...............
      Foreign denominated other assets,
            liabilities and currency..        (155,750)          (378,463)
  Change in net unrealized appreciation
    (depreciation) on:
       Investments....................      (30,952,409)       38,165,006              (928,119)       16,470,111
       Futures........................
       Forward contracts..............
       Foreign denominated other assets,
            liabilities and currency..         (24,114)            (2,909)
                                           ------------      ------------           -----------       -----------
                 Net increase (decrease)
                 in net assets
                 resulting from operations  (15,780,403)       48,283,348            12,096,864        19,496,245
                                           ------------      ------------           -----------       -----------
  Distributions to shareholders from:
       Net investment income.........        (3,800,000)       (5,001,023)             (630,000)         (138,649)
       In excess of net investment income
       Net realized gains............       (11,334,089)       (3,628,376)          (13,550,134)         (872,803)
       In excess of realized gains...
                                           ------------      ------------           -----------       -----------
                                            (15,134,089)       (8,629,399)          (14,180,134)       (1,011,452)
                                           ------------      ------------           -----------       -----------
  Fund share transactions:
       Receipts for shares sold......       107,504,730       132,359,314            39,842,300        34,854,928
       Value of distributions reinvested     15,063,974         8,604,550            14,145,264         1,011,452
       Cost of shares redeemed.......      (114,733,747)      (72,952,827)          (14,689,516)      (15,166,080)
                                           ------------      ------------           -----------       -----------
            Net increase (decrease) in net assets
            from fund share transactions      7,834,957        68,011,037            39,298,048        20,700,300
                                           ------------      ------------           -----------       -----------
                  Total increase (decrease) (23,079,535)      107,664,986            37,214,778        39,185,093
NET ASSETS
       Beginning of period...........       265,292,395       157,627,409            84,877,805        45,692,712
                                           ------------      ------------           -----------       -----------
       End of period.................      $242,212,860      $265,292,395          $122,092,583       $84,877,805
                                           ============      ============           ===========       ===========
       Undistributed (distributions in excess of)
            net investment income
            at end of period.........         $ 152,001       $ 2,113,109              ($ 3,310)        $ 425,399
                                           ============      ============           ===========       ===========
NUMBER OF FUND SHARES
       Sold..........................         6,896,192         9,319,513             2,394,862         3,056,514
       Issued for distributions reinvested    1,072,156           619,016             1,006,767            82,010
       Redeemed......................        (7,249,080)       (4,965,744)             (894,391)       (1,263,669)
                                           ------------      ------------           -----------       -----------
         Net increase (decrease)
           in shares outstanding.....           719,268         4,972,785             2,507,238         1,874,855
  Outstanding at:
       Beginning of period...........        16,461,492        11,488,707             5,937,231         4,062,376
                                           ------------      ------------           -----------       -----------
       End of period.................        17,180,760        16,461,492             8,444,469         5,937,231
                                           ============      ============           ===========       ===========
                                                   ASSET ALLOCATION
                                                PERIOD+              YEAR
                                                  ENDED             ENDED
                                               12/31/97           6/30/97
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)........      $ 2,211,310       $ 3,641,881
  Net realized gain (loss) on:
      Investments.....................          464,589         5,536,255
      Futures.........................        1,877,463         1,296,282
      Forward contracts...............
      Foreign denominated other assets,
            liabilities and currency..
  Change in net unrealized appreciation
    (depreciation) on:
       Investments....................        8,560,427         9,423,939
       Futures........................         (845,665)        1,297,749
       Forward contracts..............
       Foreign denominated other assets,
            liabilities and currency..
                                            -----------       -----------
                 Net increase (decrease)
                 in net assets
                 resulting from operations   12,268,124        21,196,106
                                            -----------       -----------
  Distributions to shareholders from:
       Net investment income.........        (2,211,310)       (3,641,881)
       In excess of net investment income
       Net realized gains............       (12,219,032)       (4,019,339)
       In excess of realized gains...
                                            -----------       -----------
                                            (14,430,342)       (7,661,220)
                                            -----------       -----------
  Fund share transactions:
       Receipts for shares sold......        10,482,263        29,650,410
       Value of distributions reinvested     14,369,567         7,651,646
       Cost of shares redeemed.......       (11,123,316)      (18,841,534)
                                            -----------       -----------
            Net increase (decrease) in net assets
            from fund share transactions     13,728,514        18,460,522
                                            -----------       -----------
                  Total increase (decrease)  11,566,296        31,995,408
NET ASSETS
       Beginning of period...........       128,884,756        96,889,348
                                            -----------       -----------
       End of period.................      $140,451,052      $128,884,756
                                           ============      ============
       Undistributed (distributions
            in excess of)
            net investment income at
            end of period............
                                           ============      ============
NUMBER OF FUND SHARES
       Sold..........................           691,612         2,188,945
       Issued for distributions reinvested    1,001,737           559,132
       Redeemed......................          (731,111)       (1,394,051)
                                            -----------       -----------
         Net increase (decrease)
           in shares outstanding.....           962,238         1,354,026
  Outstanding at:
       Beginning of period...........         8,874,193         7,520,167
                                            -----------       -----------
       End of period.................         9,836,431         8,874,193
                                           ============      ============

+ Unaudited for six-month period ended December 31, 1997.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                     FIXED INCOME                       SHORT-TERM GOVERNMENT
                                              PERIOD+                YEAR               PERIOD+              YEAR
                                                 ENDED              ENDED                 ENDED             ENDED
                                              12/31/97            6/30/97              12/31/97           6/30/97
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income...............     $ 4,517,520        $ 8,261,468           $ 1,632,355       $ 2,924,509
  Net realized gain (loss) on:
      Investments.....................         945,362            205,772                34,219          (121,577)
      Futures.........................         266,271            212,323
      Forward contracts...............                            493,121
      Foreign denominated other assets,
            liabilities and currency..          28,484              4,577
  Change in net unrealized appreciation
    (depreciation) on:
       Investments....................       1,268,366          1,650,442               246,314           246,617
       Futures........................         118,378            (16,233)
       Forward contracts..............         (14,477)            14,477
       Foreign denominated other assets,
            liabilities and currency..              (8)                 8
                                           -----------        -----------            ----------       -----------
                 Net increase in net assets
                 resulting from operations   7,129,896         10,825,955             1,912,888         3,049,549
                                           -----------        -----------            ----------       -----------
  Distributions to shareholders from:
       Net investment income.........       (4,517,520)        (8,266,883)           (1,632,355)       (2,924,573)
       In excess of net investment income
       Net realized gains............       (1,541,898)          (463,056)
       In excess of realized gains...
                                           -----------        -----------            ----------       -----------
                                            (6,059,418)        (8,729,939)           (1,632,355)       (2,924,573)
                                           -----------        -----------            ----------       -----------
  Fund share transactions:
       Receipts for shares sold......        9,064,739         36,814,668             3,056,037         5,554,290
       Value of distributions reinvested     5,267,996          8,716,605             1,630,666         2,922,565
       Cost of shares redeemed.......       (7,566,427)       (18,653,299)           (2,749,281)       (5,549,739)
                                           -----------        -----------            ----------       -----------
            Net increase (decrease) in net assets from
            fund share transactions..        6,766,308         26,877,974             1,937,422         2,927,116
                                           -----------        -----------            ----------       -----------
                  Total increase (decrease)  7,836,786         28,973,990             2,217,955         3,052,092
NET ASSETS
       Beginning of period...........      140,158,482        111,184,492            54,807,409        51,755,317
                                           -----------        -----------            ----------       -----------
       End of period.................     $147,995,268       $140,158,482           $57,025,364       $54,807,409
                                           ===========        ===========            ==========       ===========
       Undistributed (distributions in excess of)
            net investment income at
            end of period............         $ 89,002           $ 89,002
                                           ===========        ===========            ==========       ===========
NUMBER OF FUND SHARES
       Sold..........................          872,189          3,646,778               311,006           567,913
       Issued for distributions reinvested     507,206            856,477               165,885           299,167
       Redeemed......................         (729,475)        (1,832,384)             (279,985)         (567,113)
                                           -----------        -----------            ----------       -----------
         Net increase (decrease)
           in shares outstanding.....          649,920          2,670,871               196,906           299,967
  Outstanding at:
       Beginning of period...........       13,692,130         11,021,259             5,604,004         5,304,037
                                           -----------        -----------            ----------       -----------
       End of period.................       14,342,050         13,692,130             5,800,910         5,604,004
                                           ===========        ===========            ==========       ===========
                                                     MONEY MARKET
                                                PERIOD+              YEAR
                                                 ENDED              ENDED
                                              12/31/97            6/30/97
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income...............     $ 2,459,008        $ 5,032,595
  Net realized gain (loss) on:
      Investments.....................
      Futures.........................
      Forward contracts...............
      Foreign denominated other assets,
            liabilities and currency..
  Change in net unrealized appreciation
    (depreciation) on:
       Investments....................
       Futures........................
       Forward contracts..............
       Foreign denominated other assets,
            liabilities and currency..
                                           -----------         ----------
                 Net increase in net assets
                 resulting from operations   2,459,008          5,032,595
                                           -----------         ----------
  Distributions to shareholders from:
       Net investment income.........       (2,459,008)        (5,032,595)
       In excess of net investment income
       Net realized gains............
       In excess of realized gains....
                                           -----------         ----------
                                            (2,459,008)        (5,032,595)
                                           -----------         ----------
  Fund share transactions:
       Receipts for shares sold......      186,596,735        193,156,175
       Value of distributions reinvested     2,034,626          5,006,772
       Cost of shares redeemed.......     (211,411,382)      (178,963,236)
                                           -----------         ----------
            Net increase (decrease) in net assets from
            fund share transactions..      (22,780,021)        19,199,711
                                           -----------         ----------
                  Total increase (decrease)(22,780,021)        19,199,711
NET ASSETS
       Beginning of period...........      109,682,146         90,482,435
                                           -----------         ----------
       End of period.................     $ 86,902,125       $109,682,146
                                           ===========        ===========
       Undistributed (distributions
            in excess of)
            net investment income
            at end of period.........
                                           ===========        ===========
NUMBER OF FUND SHARES
       Sold..........................      186,596,735        193,156,175
       Issued for distributions reinvested   2,034,626          5,006,772
       Redeemed......................     (211,411,382)      (178,963,236)
                                           -----------         ----------
         Net increase (decrease)
           in shares outstanding.....      (22,780,021)        19,199,711
  Outstanding at:
       Beginning of period...........      109,682,146         90,482,435
                                           -----------         ----------
       End of period.................       86,902,125        109,682,146
                                           ===========        ===========

+Unaudited for six-month period ended December 31, 1997.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

(SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
THE YEAR)
                               INCOME (LOSS) FROM INVESTMENT OPERATIONS                DISTRIBUTIONS

                                                Net          Total                Distributions Distributions
                       NET ASSET        Net   Realized     Net Income Distributions  in Excess    from Net   Distributions
                          VALUE, Investment     and       (Loss) from    from Net     of Net      Realized     in Excess
                       BEGINNING     Income  Unrealized    Investment   Investment  Investment    Gains on    of Realized
                         OF YEAR     (Loss)  Gain (Loss)   Operations     Income      Income     Investments     Gains
 PREFERRED GROWTH FUND
 Year Ended June 30,
 1993                     $10.00      $0.01      $2.42         $2.43       $(0.01)       -         $ -         $ -
 1994                      12.42       0.01       0.03          0.04         -           -           -           -
 1995                      12.46       0.01       4.24          4.25        (0.02)       -          (0.06)       -
 1996                      16.63       0.00       2.44          2.44        (0.01)       -          (0.54)       -
 1997                      18.52       0.00       4.76          4.76         -           -          (2.86)       -
 Six-months Ended
 12/31/97(unaudited)       20.42     (0.02)       2.21          2.19         -           -          (4.38)       -
 PREFERRED VALUE FUND
 Year Ended June 30,
 1993                      10.00       0.19       1.44          1.63        (0.11)       -           -           -
 1994                      11.52       0.19      (0.12)         0.07        (0.16)       -          (0.10)       -
 1995                      11.33       0.21       2.62          2.83        (0.20)       -          (0.14)       -
 1996                      13.82       0.20       3.13          3.33        (0.21)       -          (0.29)       -
 1997                      16.65       0.19       5.10          5.29        (0.20)       -          (0.58)      (0.02)
 Six-months Ended
 12/31/97(unaudited)       21.14       0.13       1.80          1.93        (0.22)       -           -           -
 PREFERRED INTERNATIONAL FUND
 Year Ended June 30,
 1993                      10.00       0.15      (0.53)        (0.38)       (0.03)       -           -           -
 1994                       9.59       0.08       2.47          2.55        (0.07)       -          (0.05)       -
 1995                      12.02       0.18       0.60          0.78        (0.13)       -          (0.26)      (0.17)
 1996                      12.24       0.19       1.47          1.66        (0.17)       -          (0.01)       -
 1997                      13.72       0.33       2.67          3.00        (0.35)       -          (0.25)       -
 Six-months Ended
 12/31/97(unaudited)       16.12       0.12      (1.18)        (1.06)       (0.24)       -          (0.72)       -
PREFERRED SMALL CAP FUND (Commenced investment operations on November 1, 1995)
 Period Ended June 30,
 1996+                     10.00       0.05       1.22          1.27        (0.02)       -           -           -
 1997                      11.25       0.06       3.18          3.24        (0.03)       -          (0.16)       -
 Six-months Ended
 12/31/97(unaudited)      $14.30      $0.01      $2.05         $2.06       $(0.08)       -         $(1.83)     $ -

                       DISTRIBUTIONS

                                  NET ASSET         TOTAL              Net
                                      VALUE,    RETURN AT          Assets,
                            Total    END OF     NET ASSET           End of
                       Distributions   YEAR         VALUE(1)          Year
 PREFERRED GROWTH FUND
 Year Ended June 30,
 1993                     $(0.01)    $12.42        24.25%     $117,706,665
 1994                       -         12.46         0.34%      171,467,064
 1995                      (0.08)     16.63        34.21%      374,592,700
 1996                      (0.55)     18.52        14.96%      411,688,146
 1997                      (2.86)     20.42        28.57%      455,021,877
 Six-months Ended
 12/31/97(unaudited)       (4.38)     18.23        10.72%++    450,376,913
 PREFERRED VALUE FUND
 Year Ended June 30,
 1993                      (0.11)     11.52        16.37%      121,511,090
 1994                      (0.26)     11.33         0.60%      121,088,130
 1995                      (0.34)     13.82        25.72%      212,678,363
 1996                      (0.50)     16.65        24.49%      267,581,693
 1997                      (0.80)     21.14        32.62%      373,673,368
 Six-months Ended
 12/31/97(unaudited)       (0.22)     22.85         9.12%++    343,842,414
 PREFERRED INTERNATIONAL FUND
 Year Ended June 30,
 1993                      (0.03)      9.59        (3.77%)      39,126,841
 1994                      (0.12)     12.02        26.66%       94,933,414
 1995                      (0.56)     12.24         6.70%      118,216,038
 1996                      (0.18)     13.72        13.70%      157,627,409
 1997                      (0.60)     16.12        22.50%      265,292,395
 Six-months Ended
 12/31/97(unaudited)       (0.96)     14.10        (6.60%)++   242,212,860
PREFERRED SMALL CAP FUND (Commenced investment operations on November 1, 1995)
 Period Ended June 30,
 1996+                     (0.02)     11.25        12.67%*++    45,692,712
 1997                      (0.19)     14.30        29.00%*      84,877,805
 Six-months Ended
 12/31/97(unaudited)      $(1.91)    $14.45        14.42%++   $122,092,583
                          RATIOS TO AVERAGE NET ASSETS
                                   Operating
                                    Expenses      Net
                                      Before   Investment    Portfolio     Average
                        Operating   Voluntary    Income      Turnover     Brokerage
                         Expenses    Waiver      (Loss)        Rate     Commissions(2)
 PREFERRED GROWTH FUND
 Year Ended June 30,
 1993                       1.00%      -          0.07%        58.12%
 1994                       0.91%      -          0.13%        51.56%
 1995                       0.87%      -          0.13%        55.32%
 1996                       0.86%      -         (0.16%)       75.24%        N/A
 1997                       0.84%      -         (0.13%)       58.31%     $0.060
 Six-months Ended
 12/31/97(unaudited)        0.83%+++   -         (0.15%)+++    35.28%      0.059
 PREFERRED VALUE FUND
 Year Ended June 30,
 1993                       0.96%      -          1.79%        17.77%
 1994                       0.93%      -          1.64%        11.95%
 1995                       0.89%      -          1.95%        29.02%
 1996                       0.85%      -          1.23%        17.04%        N/A
 1997                       0.85%      -          1.06%         7.23%      0.058
 Six-months Ended
 12/31/97(unaudited)        0.83%+++   -           .82%+++      3.79%      0.058
 PREFERRED INTERNATIONAL FUND
 Year Ended June 30,
 1993                       1.60%      -          1.83%        16.21%
 1994                       1.38%      -          1.37%        27.78%
 1995                       1.32%      -          1.65%        29.47%
 1996                       1.31%      -          1.64%        19.61%        N/A
 1997                       1.25%      -          2.66%        13.16%      0.030
 Six-months Ended
 12/31/97(unaudited)        1.22%+++   -          1.44%+++      8.41%      0.029
PREFERRED SMALL CAP FUND (Commenced investment operations on November 1, 1995)
 Period Ended June 30,
 1996+                      0.88%+++   1.23%+++   0.75%+++     65.70%++    0.047
 1997                       0.88%      0.98%      0.66%       104.45%      0.048
 Six-months Ended
 12/31/97(unaudited)        0.90%+++   -          0.37%+++     55.04%     $0.047

1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

2 For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Small Cap was the only Fund required to disclose this information for the fiscal year ended June 30, 1996.

*Total return for the Small Cap Fund would have been lower if a portion of the fees had not been waived by the manager.

+ Eight-month period ended June 30, 1996.

++ Not annualized

+++ Annualized

FINANCIAL HIGHLIGHTS

(SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
THE YEAR)
                               INCOME (LOSS) FROM INVESTMENT OPERATIONS                DISTRIBUTIONS

                                                Net          Total                Distributions Distributions
                       NET ASSET        Net   Realized     Net Income Distributions  in Excess    from Net   Distributions
                          VALUE, Investment     and       (Loss) from    from Net     of Net      Realized     in Excess
                       BEGINNING     Income  Unrealized    Investment   Investment  Investment    Gains on    of Realized
                         OF YEAR     (Loss)  Gain (Loss)   Operations     Income      Income     Investments     Gains
 PREFERRED ASSET ALLOCATION FUND
 Year Ended June 30,
 1993                     $10.00      $0.34      $0.99         $1.33       $(0.34)     $ -         $(0.09)     $ -
 1994                      10.90       0.30      (0.42)        (0.12)       (0.30)       -          (0.21)       -
 1995                      10.27       0.38       1.79          2.17        (0.38)       -          (0.09)       -
 1996                      11.97       0.40       1.72          2.12        (0.40)       -          (0.81)       -
 1997                      12.88       0.44       2.17          2.61        (0.44)       -          (0.53)       -
 Six-months Ended
 12/31/97(unaudited)       14.52       0.24       1.14          1.38        (0.24)       -          (1.38)       -
 PREFERRED FIXED INCOME FUND
 Year Ended June 30,
 1993                      10.00       0.51       0.71          1.22        (0.51)       -          (0.11)       -
 1994                      10.60       0.47      (0.50)        (0.03)       (0.47)       -          (0.14)      (0.16)
 1995                       9.80       0.58       0.50          1.08        (0.58)       -           -           -
 1996                      10.30       0.58      (0.16)         0.42        (0.58)       -          (0.05)       -
 1997                      10.09       0.64       0.19          0.83        (0.64)       -          (0.04)       -
 Six-months Ended
 12/31/97(unaudited)       10.24       0.32       0.19          0.51        (0.32)       -          (0.11)       -
 PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND
 Year Ended June 30,
 1993                      10.00       0.39       0.23          0.62        (0.39)       -          (0.15)       -
 1994                      10.08       0.37      (0.29)         0.08        (0.37)       -           -          (0.02)
 1995                       9.77       0.51       0.03          0.54        (0.51)       -           -           -
 1996                       9.80       0.53      (0.04)         0.49        (0.53)       -           -           -
 1997                       9.76       0.53       0.02          0.55        (0.53)       -           -           -
 Six-months Ended
 12/31/97(unaudited)        9.78       0.29       0.05          0.34        (0.29)       -           -           -
 PREFERRED MONEY MARKET FUND
 Year Ended June 30,
 1993                       1.00       0.03       -             0.03        (0.03)       -           -           -
 1994                       1.00       0.03       -             0.03        (0.03)       -           -           -
 1995                       1.00       0.05       -             0.05        (0.05)       -           -           -
 1996                       1.00       0.05       -             0.05        (0.05)       -           -           -
 1997                       1.00       0.05       -             0.05        (0.05)       -           -           -
 Six-months Ended
 12/31/97(unaudited)       $1.00      $0.03     $ -            $0.03       $(0.03)     $ -         $ -         $ -

                       DISTRIBUTIONS

                                  NET ASSET         TOTAL              Net
                                      VALUE,    RETURN AT          Assets,
                            Total    END OF     NET ASSET           End of
                       Distributions   YEAR         VALUE(1)          Year
 PREFERRED ASSET ALLOCATION FUND
 Year Ended June 30,
 1993                     $(0.43)    $10.90        13.57%     $48,420,381
 1994                      (0.51)     10.27        (1.28%)     58,961,139
 1995                      (0.47)     11.97        21.70%      77,745,018
 1996                      (1.21)     12.88        18.23%      96,889,348
 1997                      (0.97)     14.52        21.01%     128,884,756
 Six-months Ended
 12/31/97(unaudited)       (1.62)     14.28         9.55%++   140,451,052
 PREFERRED FIXED INCOME FUND
 Year Ended June 30,
 1993                      (0.62)     10.60        12.59%      35,889,454
 1994                      (0.77)      9.80        (0.46%)     45,872,668
 1995                      (0.58)     10.30        11.48%      57,911,899
 1996                      (0.63)     10.09         4.12%     111,184,492
 1997                      (0.68)     10.24         8.39%     140,158,482
 Six-months Ended
 12/31/97(unaudited)       (0.43)     10.32         5.06%++   147,995,268
 PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND
 Year Ended June 30,
 1993                      (0.54)     10.08         6.32%      27,027,485
 1994                      (0.39)      9.77         0.86%      30,271,535
 1995                      (0.51)      9.80         5.71%      32,121,171
 1996                      (0.53)      9.76         5.10%      51,755,317
 1997                      (0.53)      9.78         5.81%      54,807,409
 Six-months Ended
 12/31/97(unaudited)       (0.29)      9.83         3.49%++    57,025,364
 PREFERRED MONEY MARKET FUND
 Year Ended June 30,
 1993                      (0.03)      1.00         2.71%*     18,146,496
 1994                      (0.03)      1.00         2.91%*     45,605,598
 1995                      (0.05)      1.00         5.27%*     79,585,753
 1996                      (0.05)      1.00         5.32%*     90,482,435
 1997                      (0.05)      1.00         5.14%     109,682,146
 Six-months Ended
 12/31/97(unaudited)      $(0.03)     $1.00         2.58%++  $ 86,902,125
                         RATIOS TO AVERAGE NET ASSETS
                                   Operating
                                    Expenses      Net
                                      Before   Investment    Portfolio     Average
                        Operating   Voluntary    Income      Turnover     Brokerage
                         Expenses    Waiver      (Loss)        Rate     Commissions(2)
 PREFERRED ASSET ALLOCATION FUND
 Year Ended June 30,
 1993                       1.27%      -          3.25%        34.10%
 1994                       1.25%      -          2.76%        24.71%
 1995                       1.11%      -          3.52%        18.27%
 1996                       1.04%      -          3.21%        38.25%        N/A
 1997                       0.99%      -          3.29%        27.73%     $0.032
 Six-months Ended
 12/31/97(unaudited)        0.93%+++   -          3.26%+++      2.50%      0.034
 PREFERRED FIXED INCOME FUND
 Year Ended June 30,
 1993                       1.05%      -          4.91%       316.06%
 1994                       0.97%      -          4.53%       254.92%
 1995                       0.95%      -          5.94%       330.55%
 1996                       0.93%      -          5.65%       313.51%        N/A
 1997                       0.74%      -          6.32%       105.98%        N/A
 Six-months Ended
 12/31/97(unaudited)        0.68%+++   -          6.25%+++     48.63%        N/A
 PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND
 Year Ended June 30,
 1993                       0.78%      -          3.87%       268.36%
 1994                       0.74%      -          3.75%       134.34%
 1995                       0.71%      -          5.27%       256.44%
 1996                       0.66%      -          5.37%        79.04%        N/A
 1997                       0.63%      -          5.49%       183.73%        N/A
 Six-months Ended
 12/31/97(unaudited)        0.59%+++   -          5.81%+++    113.06%        N/A
 PREFERRED MONEY MARKET FUND
 Year Ended June 30,
 1993                       0.80%      0.87%      2.67%       N/A
 1994                       0.53%      0.68%      2.97%       N/A
 1995                       0.39%      0.54%      5.24%       N/A
 1996                       0.49%      0.54%      5.25%       N/A            N/A
 1997                       0.48%      -          5.03%       N/A            N/A
 Six-months Ended
 12/31/97(unaudited)        0.48%+++   -          5.04%+++    N/A            N/A

1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

2 For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Small Cap was the only Fund required to disclose this information for the fiscal year ended June 30, 1996.

*Total return for the Money Market Fund would have been lower if a portion of the fees had not been waived by the manager.

**Shareholders holding a majority of the Short-Term Government Fund's shares approved a new subadvisor agreement for the Fund with J.P. Morgan Investment Management, Inc., which assumed primary responsibility for the day-to-day management of the Fund's portfolio on November 1, 1997.

++Not annualized.

+++Annualized.

SCHEDULES OF INVESTMENTS

PREFERRED GROWTH FUND

COMMON STOCK - 96.89%              SHARES       VALUE
AEROSPACE - .95%
  Boeing Co                        87,300 $ 4,272,244
                                          -----------

BANKS - 5.11%
  Chase Manhattan Corp             91,996  10,073,562
  Citicorp                         17,800   2,250,588
  Fleet Financial Group Inc        60,600   4,541,213
  MBNA Corp                       225,975   6,171,942
                                          -----------
                                           23,037,305
                                          -----------
CHEMICALS - 1.61%
  Monsanto Co                     172,900   7,261,800
                                          -----------

COMPUTER SOFTWARE - 5.01%
  Microsoft Corp  *                62,200   8,039,350
  Platinum Technology Inc  *      238,300   6,731,975
  SAP Aktiengesellschaft ADR       71,500   7,792,857
                                          -----------
                                           22,564,182
                                          -----------
CONGLOMERATES - 2.44%
  General Electric Co             150,000  11,006,250
                                          -----------

CONSUMER PRODUCTS - 1.79%
  Gillette Co                      80,200   8,055,088
                                          -----------

DISCOUNT & FASHION RETAILING - 10.34%
  AutoZone Inc  *                 218,300   6,330,700
  Dollar General Corp             190,260   6,896,925
  Gap Inc                         242,500   8,593,594
  Home Depot Inc                  130,149   7,662,522
  Kohls Corp  *                   102,900   7,010,063
  Polo Ralph Lauren Corp  *       229,800   5,587,013
  Sears Roebuck & Co               98,800   4,470,700
                                          -----------
                                           46,551,517
                                          -----------
ELECTRICAL & ELECTRONICS - 9.41%
  Diebold Inc                     187,205   9,477,253
  Intel Corp                       62,800   4,411,700
  KLA Tencor Corp  *              147,200   5,685,600
  Motorola Inc                    123,100   7,024,394
  Symbol Technologies Inc         151,750   5,728,563
  Texas Instruments Inc           153,100   6,889,500
  Xilinx Inc  *                    89,900   3,152,119
                                          -----------
                                           42,369,129
                                          -----------
FINANCE-OTHER - 8.21%
  MGIC Investment Corp             82,900   5,512,850
  Morgan Stanley Dean Witter      163,820   9,685,858
  Provident Cos Inc               171,600   6,628,050
  Schwab (Charles) Corp           171,200   7,179,700
  Washington Mutual Inc           124,600   7,951,038
                                          -----------
                                           36,957,496
                                          -----------

COMMON STOCK                       SHARES       VALUE
FUEL - 1.93%
  Schlumberger Ltd                107,800 $ 8,677,900
                                          -----------

HEALTH CARE - 10.70%
  Bristol Myers Squibb Co          61,900   5,857,288
  Eli Lilly & Co                   98,900   6,885,913
  Healthsouth Corp  *             233,400   6,476,850
  Pfizer Inc                      164,500  12,265,531
  Phycor Inc  *                   113,750   3,071,250
  Smithkline Beecham PLC
    Class A ADR                   169,000   8,692,938
  Warner Lambert Co                39,700   4,922,800
                                          -----------
                                           48,172,570
                                          -----------
LEISURE TIME INDUSTRIES - 6.82%
  Hilton Hotels Corp              274,300   8,160,425
  Interstate Hotels Co  *         200,400   7,026,525
  Promus Hotel Corp  *            127,741   5,365,106
  Walt Disney Co                  102,800  10,183,625
                                          -----------
                                           30,735,681
                                          -----------
MANUFACTURING - 2.80%
  Applied Materials Inc           182,600   5,500,825
  Case Corp                       117,800   7,119,538
                                          -----------
                                           12,620,363
                                          -----------
OFFICE EQUIPMENT & COMPUTERS - 12.71%
  3Com Corp  *                    132,300   4,622,231
  Cisco Systems Inc  *            166,950   9,307,463
  Compaq Computer Corp            146,900   8,290,669
  Dell Computer Corp  *            93,500   7,854,000
  HBO & Co                        216,200  10,377,600
  Hewlett Packard Co              162,100  10,131,250
  International Business Machines  63,700   6,660,631
                                          -----------
                                           57,243,844
                                          -----------
PUBLISHING & BROADCASTING - 1.42%
  Reuters Holdings PLC Class B ADR 96,500   6,393,125
                                          -----------

SERVICE INDUSTRIES - 4.62%
  Cendant Corp  *                 199,000   6,840,625
  Manpower Inc                    112,100   3,951,525
  Omnicom Group                   236,800  10,034,400
                                          -----------
                                           20,826,550
                                          -----------
TELECOMMUNICATIONS - 9.07%
  Airtouch Communications Inc  *  171,600   7,132,125
  Ciena Corp  *                   105,700   6,460,913
  Clear Channel Communications  * 107,500   8,539,531
  Nokia Corp ADR                   75,500   5,285,000
  Tellabs Inc  *                  140,500   7,428,938
  Vodafone Group PLC ADR           82,700   5,995,743
                                          -----------
                                           40,842,250
                                          -----------

COMMON STOCK                       SHARES       VALUE
TRANSPORTATION - 1.95%
  Federal Express Corp Class A *  144,000 $ 8,793,000
                                          -----------

TOTAL COMMON STOCK
  (Cost $317,686,749)                     436,380,294
                                          -----------
SHORT TERM INVESTMENTS - 4.11%        PAR       VALUE
COMMERCIAL PAPER - 4.11%
  Ford Motor Co
   6.25%  January 2, 1998     $18,512,000  18,512,000
                                          -----------

TOTAL SHORT TERM INVESTMENTS
  (Cost $18,512,000)                       18,512,000
                                          -----------

TOTAL INVESTMENTS - 101.00%
  (Cost $336,198,749)                     454,892,294
                                          -----------

OTHER ASSETS AND LIABILITIES - (1.00%)     (4,515,381)
                                          -----------

TOTAL NET ASSETS - 100%                  $450,376,913
                                         ============

PREFERRED VALUE FUND

COMMON STOCK - 95.80%              SHARES       VALUE
AEROSPACE - 6.07%
  Boeing Co                       225,000 $11,010,938
  Lockheed Martin Corp            100,000   9,850,000
                                          -----------
                                           20,860,938
                                          -----------
BANKS - 7.79%
  Citicorp                        104,400  13,200,075
  Wells Fargo & Co                 40,000  13,577,500
                                          -----------
                                           26,777,575
                                          -----------
CHEMICALS - 9.11%
  Du Pont E I de Nemours & Co     140,000   8,408,750
  Freeport McMoRan Copper
    & Gold Class B                261,000   4,110,750
  Hercules Inc                    139,200   6,968,700
  Monsanto Co                     282,000  11,844,000
                                          -----------
                                           31,332,200
                                          -----------
CONGLOMERATES - 5.21%
  General Electric Co             174,000  12,767,250
  Tenneco Inc                     130,500   5,154,750
                                          -----------
                                           17,922,000
                                          -----------

COMMON STOCK                       SHARES       VALUE
CONSUMER PRODUCTS - 3.91%
  Anheuser Busch Cos Inc          110,000 $ 4,840,000
  Avon Products Inc               140,000   8,592,500
                                          -----------
                                           13,432,500
                                          -----------
DISCOUNT & FASHION RETAILING - 2.15%
  May Department Stores Co        140,000   7,376,250
                                          -----------

ELECTRICAL & ELECTRONICS - 2.86%
  Intel Corp                      140,000   9,835,000
                                          -----------

FINANCE-OTHER - 10.64%
  Countrywide Credit Industry Inc 261,000  11,190,375
  Federal Home Loan Mortgage Corp 380,000  15,936,250
  Morgan Stanley Dean Witter      160,000   9,460,000
                                          -----------
                                           36,586,625
                                          -----------
FOOD - 5.04%
  Diageo PLC ADR                  226,200   8,567,323
  Dole Food Inc                   192,000   8,784,000
                                          -----------
                                           17,351,323
                                          -----------
HEALTH CARE - 4.28%
  Becton Dickinson & Co           121,800   6,090,000
  Warner Lambert Co                69,600   8,630,400
                                          -----------
                                           14,720,400
                                          -----------
INSURANCE - 21.67%
  Ace Ltd                         130,000  12,545,000
  Aflac Inc                       174,000   8,895,750
  American International Group Inc 90,000   9,787,500
  Exel Ltd                        243,600  15,438,150
  Transamerica Corp                87,000   9,265,500
  Travelers Group Inc             345,000  18,586,875
                                          -----------
                                           74,518,775
                                          -----------
LEISURE TIME INDUSTRIES - 2.10%
  Carnival Corp Class A           130,500   7,226,438
                                          -----------

MANUFACTURING - 4.52%
  Caterpillar Inc                 145,000   7,041,563
  Minnesota Mining & Manufacturing Co42,000 3,446,625
  Shaw Industries Inc             435,000   5,056,875
                                          -----------
                                           15,545,063
                                          -----------
PAPER & FOREST PRODUCTS - 1.15%
  Champion International Corp      87,000   3,942,188
                                          -----------

SERVICE INDUSTRIES - 2.78%
  Arrow Electronics Inc *         295,000   9,569,063
                                          -----------

TELECOMMUNICATIONS - 2.97%
  Sprint Corp                     174,000  10,200,750
                                          -----------

PREFERRED VALUE FUND (continued)

COMMON STOCK                       SHARES       VALUE
TRANSPORTATION - 3.55%
  AMR Corp *                       95,000 $12,207,500
                                          -----------

TOTAL COMMON STOCK
  (Cost $158,074,823)                     329,404,588
                                          -----------
SHORT TERM INVESTMENTS - 3.77% PAR/SHARES       VALUE
COMMERCIAL PAPER - 2.91%
  General Electric Capital Corp
    6.10% January 6, 1998 @   $ 5,000,000   4,995,764
  Household Financial Corp
    5.90% January 2, 1998 @   $ 5,000,000   4,999,180
                                          -----------
                                            9,994,944
                                          -----------

SHORT TERM INVESTMENT FUND - .86%
  State Street Global Advisors Money
    Market Fund                 2,947,837   2,947,837
                                          -----------

TOTAL SHORT TERM INVESTMENTS
  (Cost $12,942,781)                       12,942,781
                                          -----------

TOTAL INVESTMENTS - 99.57%
  (Cost $171,017,604)                     342,347,369
                                          -----------

OTHER ASSETS AND LIABILITIES - .43%         1,495,045
                                          -----------

TOTAL NET ASSETS - 100%                  $343,842,414
                                         ============

PREFERRED INTERNATIONAL FUND

COMMON STOCK &
EQUIVALENTS - 91.35%               SHARES       VALUE
ARGENTINA - 3.49%

COMMUNICATION SERVICES - 1.68%
  Telecom Argentina Stet France
    Class B ADR                   114,000  $4,075,500

INTERNATIONAL OIL - 1.81%
  YPF Sociedad Anomina
    Class D ADR                   128,300   4,386,256
                                          -----------
  Total Argentina                           8,461,756
                                          -----------

COMMON STOCK & EQUIVALENTS         SHARES       VALUE
AUSTRALIA - 7.74%

BANKS - 2.09%
  National Australia Bank         363,000 $ 5,070,021

CONGLOMERATES - 1.91%
  CSR Limited                   1,365,000   4,626,120

CONSTRUCTION MATERIALS - 1.69%
  Pioneer International Ltd     1,500,000   4,096,248

TRUCKING & FREIGHT - 2.05%
  Mayne Nickless Ltd              939,000   4,963,264
                                          -----------
  Total Australia                          18,755,653
                                          -----------

CANADA - 4.60%

ALUMINUM - 1.90%
  Alcan Aluminum Ltd              166,000   4,588,363

BANKS - 2.14%
  Bank Novia Scotia Halifax       110,000   5,184,213

RETAIL TRADE - .56%
  Canadian Tire Ltd Class A        63,500   1,364,158
                                          -----------
  Total Canada                             11,136,734
                                          -----------

FRANCE - 7.74%

APPAREL & TEXTILES - 1.39%
  Christian Dior                   32,800   3,362,565

AUTOMOBILES - 2.12%
  Peugeot S.A.                     40,800   5,145,335

GAS EXPLORATION - 2.16%
  Societe Elf Aquitaine            45,000   5,233,862

HOMEBUILDERS - 2.07%
  Bouygues                         44,200   5,008,623
                                          -----------

  Total France                             18,750,385
                                          -----------

COMMON STOCK & EQUIVALENTS         SHARES       VALUE
ITALY - 5.46%

APPAREL & TEXTILES - 2.20%
  Benetton Group SPA              325,000 $ 5,318,683
                                          -----------

BANKS - 2.80%
  Banca Fideuram SPA              453,000   1,983,315
  Banca Pop Bergam CV             275,000   4,803,561
                                          -----------
                                            6,786,876
                                          -----------
FOOD & BEVERAGES - .46%
  Parmalat Finanziaria            787,000   1,125,557
                                          -----------

  Total Italy                              13,231,116
                                          -----------


JAPAN - 6.25%

AUTOMOBILES - 1.29%
  Nissan Motor Co                 756,000   3,126,599
                                          -----------

ELECTRICAL EQUIPMENT - 1.46%
  Hitachi                         496,000   3,532,817
                                          -----------

HOUSEHOLD APPLIANCES - 3.50%
  Matsushita Electric Industries  240,000   3,510,760
  Sony Corp                        56,000   4,975,109
                                          -----------
                                            8,485,869
                                          -----------
  Total Japan                              15,145,285
                                          -----------

NETHERLANDS - 10.04%

AIR TRAVEL - 2.21%
  KLM Royal Dutch Air Lines       145,000   5,363,352

CHEMICALS - 2.49%
  Akzo Nobel NV                    35,000   6,034,572

FINANCIAL SERVICES - 2.23%
  ING Groep NV                    128,000   5,391,068

INDUSTRIAL MACHINERY - 1.50%
  Stork NV                        105,000   3,624,886

PETROLEUM - 1.61%
  Pakhoed NV Kon                  135,000   3,894,903
                                          -----------

  Total Netherlands                        24,308,781
                                          -----------

COMMON STOCK & EQUIVALENTS         SHARES       VALUE
NEW ZEALAND - 4.18%

FOOD & BEVERAGES - 1.85%
  Lion Nathan Ltd               2,000,000 $ 4,482,618

FOREST PRODUCTS - 1.40%
  Carter Holt Harvey            2,200,000   3,397,964

HOUSEHOLD APPLIANCES - .93%
  Fisher & Paykel                 700,000   2,235,502
                                          -----------
  Total New Zealand                        10,116,084
                                          -----------

NORWAY - 1.02%

CONGLOMERATES - 1.02%
  Orkla Borregaard AS Series A     28,700   2,467,505
                                          -----------
  Total Norway                              2,467,505
                                          -----------

SOUTH KOREA - 1.69%

BANKS - .33%
  Korea Long Term Credit Bank     132,902     815,446

ELECTRICAL EQUIPMENT - .27%
  Samsung Electronic               28,565     647,136

ELECTRIC UTILITIES - .69%
  Korea Electric Power            179,400   1,661,699

NON-FERROUS METALS - .16%
  Korea Zinc                       88,000     391,457

STEEL - .24%
  Pohang Iron & Steel              20,280     576,634
                                          -----------
  Total South Korea                         4,092,372
                                          -----------

SPAIN - 5.81%

BANKS - 3.73%
  Banco Bilbao Vizcaya            160,000   5,177,551
  Banco de Andalucia               23,000   3,849,688
                                          -----------
                                            9,027,239
                                          -----------
ELECTRIC UTILITIES - 2.08%
  Iberdrola S.A.                  383,000   5,040,466
                                          -----------

  Total Spain                              14,067,705
                                          -----------

PREFERRED INTERNATIONAL FUND (continued)

COMMON STOCK & EQUIVALENTS         SHARES       VALUE
SWEDEN - 8.20%

AUTOMOBILES - 1.44%
  Volvo AB Series B               130,000 $ 3,487,449

DRUGS & HEALTH CARE - 2.03%
  Pharmacia & UpJohn              133,900   4,924,344

HOUSEHOLD APPLIANCES - 1.72%
  Electrolux AB Series B           60,000   4,163,780

INDUSTRIAL MACHINERY - 1.71%
  SKF AB Series B                 195,000   4,150,556

MINING - 1.30%
  Svedala Industrial              190,000   3,134,800
                                          -----------
  Total Sweden                             19,860,929
                                          -----------

SWITZERLAND - 10.38%

BANKS - 2.44%
  Schweiz Bankverein               19,000   5,903,367

DRUGS & HEALTH CARE - 2.14%
  Novartis AG                       3,200   5,190,255

INDUSTRIAL MACHINERY - 1.83%
  Sulzer AG                         7,000   4,436,080

RETAIL TRADE - 1.83%
  Valora Holding AG                21,000   4,426,499

TOYS & AMUSEMENTS - 2.14%
  SMH AG Neuenburg                  9,375   5,171,263
                                          -----------
  Total Switzerland                        25,127,464
                                          -----------

UNITED KINGDOM - 14.75%

APPAREL & TEXTILES - 1.11%
  Coats Viyella                 1,800,000   2,690,415

BANKS - 2.64%
  National Westminster            385,000   6,399,509

FOOD & BEVERAGES - 2.35%
  Allied Domecq PLC               660,000   5,702,103

COMMON STOCK & EQUIVALENTS         SHARES       VALUE
UNITED KINGDOM (continued)

HOUSEHOLD PRODUCTS - .48%
  Care First Group                420,000 $ 1,152,050

LEISURE TIME - 1.84%
  Rank Group                      800,000   4,454,460

RETAIL GROCERY - 2.38%
  Tesco                           700,000   5,772,205

STEEL - 1.51%
  British Steel                 1,700,000   3,657,848

TELEPHONE - 2.44%
  British Telecom                 750,000   5,909,676
                                          -----------
  Total United Kingdom                     35,738,266
                                          -----------

TOTAL COMMON STOCK & EQUIVALENTS
  (Cost $190,706,908)                     221,260,035
                                          -----------
SHORT TERM INVESTMENTS - 7.67%        PAR       VALUE
REPURCHASE AGREEMENTS - 7.67%
  State Street Repo 5.00% January 2, 1998
  (Cost - $18,579,000)(Dated December 31, 1997,
  due January 2, 1998, collateralized by $15,300,000
  U.S. Treasury Bond 10.75%, May 15, 2003,
  Market Value $18,953,885,
  Repurchase Proceeds
  $18,584,161                 $18,579,000  18,579,000
                                          -----------

TOTAL SHORT TERM INVESTMENTS
  (Cost $18,579,000)                       18,579,000
                                          -----------

TOTAL INVESTMENTS - 99.02%
  (Cost $209,285,908)                     239,839,035
                                          -----------

OTHER ASSETS & LIABILITIES - .98%           2,373,825
                                          -----------

TOTAL NET ASSETS - 100%                  $242,212,860
                                         ============

PREFERRED SMALL CAP FUND

COMMON STOCK - 99.20%              SHARES       VALUE
AEROSPACE - 1.77%
  Aviall Inc  *                    94,000 $ 1,404,125
  Ducommun Inc  *                  21,600     754,650
                                          -----------
                                            2,158,775
                                          -----------

COMMON STOCK                       SHARES       VALUE
AUTOMOTIVE - 1.68%
  Arvin Industry Inc               61,700 $ 2,055,381
                                          -----------

BANKS - .77%
  BSB Bancorp Inc                  11,250     402,188
  Mid-Am Inc                        7,700     198,275
  New York Bancorp Inc              8,500     337,344
                                          -----------
                                              937,807
                                          -----------

CHEMICALS - 1.63%
  Chemed Corp                      22,500     932,344
  Dexter Corp                      24,500   1,058,094
                                          -----------
                                            1,990,438
                                          -----------

COMPUTER SOFTWARE - .77%
  Midway Games Inc  *              15,300     278,269
  Symantec Corp  *                 30,300     664,706
                                          -----------
                                              942,975
                                          -----------

CONSUMER PRODUCTS - 5.60%
  Dimon Inc                        38,300   1,005,375
  Ethan Allen Interiors Inc        21,600     832,950
  Genesco Inc  *                   71,800     915,450
  ITI Technologies Inc  *          49,500   1,076,625
  Paragon Trade Brands Inc  *      54,700     704,263
  Polaris Industry Inc             20,600     629,588
  Thomas Industry Inc               9,000     177,750
  Universal Corp                   36,200   1,488,725
                                          -----------
                                            6,830,726
                                          -----------

DISCOUNT & FASHION RETAILING - 8.22%
  Ames Dept Stores Inc  *          75,300   1,317,750
  Burlington Coat Factory
    Warehouse                     112,260   1,845,274
  Dynex Cap Inc                    26,800     356,775
  Fingerhut Cos Inc                27,100     579,263
  Goody's Family Clothing Inc  *   33,000     897,188
  Oxford Industry Inc              36,500   1,186,250
  Ross Stores Inc                  38,600   1,404,075
  Russ Berrie & Co Inc             27,000     708,750
  Shopko Stores Inc  *             29,300     637,275
  The Dress Barn  *                38,800   1,100,950
                                          -----------
                                           10,033,550
                                          -----------

ELECTRICAL & ELECTRONICS - 8.81%
  Anixter International Inc  *     22,500     371,250
  CHS Electronics Inc  *          103,650   1,775,006
  Cohu Inc                         36,900   1,130,063
  Encore Wire Corp  *              41,250   1,265,859
  General Cable Corp               34,700   1,255,706
  HMT Technology Corp  *          108,700   1,413,100
  MTS System Corp                  27,600   1,035,000
  SCI System Inc  *                16,900     736,206
  Technitrol Inc                   28,500     855,000

COMMON STOCK                       SHARES       VALUE
ELECTRICAL & ELECTRONICS (continued)
  Triumph Group Inc  *             15,100  $  502,075
  Veeco Instruments Inc  *         19,000     418,000
                                          -----------
                                           10,757,265
                                          -----------

FINANCE-OTHER - 14.89%
  Alfa Corp                        15,900     274,275
  Americredit Corp  *              22,600     625,738
  Delphi Financial Group Inc  *    17,800     801,000
  Delta Financial Corp  *          24,700     330,363
  Doral Financial Corp             28,900     733,338
  Eaton Vance Corp                 23,400     883,350
  FBL Financial Group Inc           9,400     377,175
  First American Financial Corp  * 21,500   1,588,313
  First Plus Financial Group Inc  *35,500   1,362,313
  GBC Bancorp California           22,000   1,402,500
  Imperial Credit Mortgage
    Holdings                      138,000   2,466,750
  INMC Mortgage Holdings Inc       25,000     585,938
  Interra Financial Inc            14,300     986,700
  Investment Technology Group Inc *44,000   1,232,000
  Jefferies Group Inc              30,800   1,260,875
  ONBAN Corp Inc                    8,500     599,250
  Raymond James Financial Inc      30,750   1,220,391
  SCPIE Holdings Inc               33,400     966,513
  United Wisconsin Services Inc    18,700     481,525
                                          -----------
                                           18,178,307
                                          -----------

FOOD - 2.32%
  Herbal Life International
    Inc Class A                    24,200     508,200
  Herbal Life International
    Inc Class B  *                 48,400   1,040,600
  Pilgrims Pride Corp              50,700     789,019
  Suiza Foods Corp  *               8,200     488,413
                                          -----------
                                            2,826,232
                                          -----------

FUEL - 4.03%
  Comstock Resource Inc  *         65,700     784,294
  Devon Energy Corp                17,800     685,300
  Indiana Energy Inc                7,800     256,913
  Seacor Smit Inc  *               36,300   2,187,075
  Vintage Petroleum Inc            53,200   1,010,800
                                          -----------
                                            4,924,382
                                          -----------

HEALTH CARE - 4.27%
  Cooper Cos Inc  *                45,100   1,843,463
  Datascope Corp  *                34,000     879,750
  Integrated Health Services Inc   37,300   1,163,294
  Lincare Holdings Inc  *          13,200     752,400
  Novacare Inc  *                  43,800     572,138
                                          -----------
                                            5,211,045
                                          -----------

HOUSING & REAL ESTATE - 9.73%
  American Homestar Corp  *        29,025     478,913
  Capstead Mortgage Corp           78,375   1,562,602

PREFERRED SMALLCAP FUND (continued)

COMMON STOCK                       SHARES       VALUE
HOUSING & REAL ESTATE (continued)
  Centex Construction Products Inc 45,000 $ 1,355,625
  Centex Corp                      23,800   1,497,913
  Grubb & Ellis Co  *              22,700     310,706
  Lennar Corp                      65,523   1,412,840
  Lone Star Industry Inc           17,600     935,000
  NVR Inc  *                       66,500   1,454,688
  Palm Harbor Homes Inc  *         17,500     494,375
  Pulte Corp                       23,100     965,869
  Standard Pacific Corp            13,900     218,925
  Thornburg Mortgage Asset Corp    39,400     650,100
  US Home Corp  *                  13,800     541,650
                                          -----------
                                           11,879,206
                                          -----------

INSURANCE - 3.80%
  Capital Realty Corp               5,300     328,931
  Enhance Financial Services
    Group Inc                      14,400     856,800
  Fremont General Corp             20,650   1,130,588
  Orion Capital Corp               19,800     919,463
  Presidential Life Inc            21,800     441,450
  RLI Corp                         19,400     966,363
                                          -----------
                                            4,643,595
                                          -----------

LEISURE TIME INDUSTRIES - 1.32%
  Anchor Gaming  *                 21,000   1,170,750
  Thor Industry Inc                13,000     446,063
                                          -----------
                                            1,616,813
                                          -----------

MANUFACTURING - 8.06%
  AFC Cable System Inc  *           8,950     266,263
  Asyst Technologies Inc  *        14,500     316,281
  Commercial Intertech Corp        76,000   1,577,000
  Gencorp Inc                      39,600     990,000
  Hexcel Corp  *                   58,200   1,451,363
  Huffy Corp                       40,800     550,800
  Lone Star Technologies Inc  *    18,900     536,288
  Magnetek Inc  *                   8,300     161,850
  Manitowoc Inc                    20,200     656,500
  Omniquip International Inc       38,800     773,575
  Robbins & Myers Inc              13,400     530,975
  Tredegar Industry Inc            19,100   1,258,213
  Wynns International Inc          24,200     771,375
                                          -----------
                                            9,840,483
                                          -----------

METALS & MINING - 6.06%
  AK Steel Holding Corp            50,400     891,450
  Chase Industry Inc  *            26,100     665,550
  Medusa Corp                      32,900   1,375,631
  Mueller Industry Inc  *          14,400     849,600
  RMI Titanium Co  *               71,100   1,422,000

COMMON STOCK                       SHARES       VALUE
METALS & MINING (continued)
  Southdown Inc                    17,600 $ 1,038,400
  Texas Industry Inc               25,700   1,156,500
                                          -----------
                                            7,399,131
                                          -----------

PAPER & FOREST PRODUCTS - 1.98%
  Buckeye Technologies Corp  *     11,500     531,875
  CSS Industry Inc  *               6,400     204,000
  Florida Rock Industry Inc        47,800   1,087,450
  Schweitzer Mauduit
    International Inc              15,900     592,275
                                          -----------
                                            2,415,600
                                          -----------

PUBLISHING & BROADCASTING - 3.64%
  Bowne & Co Inc                   73,800   2,942,775
  Merrill Corp                     64,800   1,506,600
                                          -----------
                                            4,449,375
                                          -----------

SERVICE INDUSTRIES - 3.14%
  Advo Inc  *                      66,300   1,292,850
  New England Business Services Inc 3,300     111,375
  Prime Hospitality Corp  *        28,000     570,500
  Stone & Webster Inc               9,600     450,000
  Veritas DGC Inc  *               18,300     722,850
  Zurn Industry Inc                21,800     685,338
                                          -----------
                                            3,832,913
                                          -----------

TELECOMMUNICATIONS - 1.15%
  Cellstar Corp  *                 35,800     711,525
  Superior Telecom Inc  *          20,200     698,163
                                          -----------
                                            1,409,688
                                          -----------

TRANSPORTATION - 5.05%
  Alaska Air Group Inc  *          25,000     968,750
  Arnold Industry Inc              19,400     334,650
  Comair Holdings Inc              24,675     595,284
  Continental Airlines Inc
    Class B                       *15,300     736,313
  Hvide Marine Inc  *              36,700     945,021
  Roadway Express Inc              27,700     612,859
  Trico Marine Services Inc  *     42,000   1,233,746
  US Freightways Corp              22,700     737,746
                                          -----------
                                            6,164,369
                                          -----------

UTILITIES & POWER - .51%
  Commonwealth Energy Systems      18,600     618,450
                                          -----------

TOTAL COMMON STOCK
  (Cost $102,975,124)                     121,116,506
                                          -----------

SHORT TERM INVESTMENTS - .96%      SHARES       VALUE
SHORT TERM INVESTMENT FUND - .96%
  State Street Global Advisors Money
   Market Fund                  1,169,173 $ 1,169,173
                                          -----------

TOTAL SHORT TERM INVESTMENTS
  (Cost $1,169,173)                         1,169,173
                                          -----------

TOTAL INVESTMENTS - 100.16%
  (Cost $104,144,297)                     122,285,679
                                          -----------

OTHER ASSETS AND LIABILITIES - (.16%)        (193,096)
                                          -----------

TOTAL NET ASSETS - 100%                  $122,092,583
                                         ============

 PREFERRED ASSET ALLOCATION FUND
COMMON STOCK - 42.05%              SHARES       VALUE
AEROSPACE - .56%
  Boeing Co                         7,962  $  389,640
  General Dynamics Corp               600      51,863
  Lockheed Martin Corp              1,619     159,472
  Northrop Grumman Corp               300      34,500
  United Technologies Corp          2,080     151,450
                                          -----------
                                              786,925
                                          -----------

AUTOMOTIVE - .91%
  Chrysler Corp                     5,616     197,613
  Cooper Tire & Rubber Co             400       9,750
  Cummins Engine Inc                  200      11,813
  Dana Corp                         1,040      49,400
  Eaton Corp                          770      68,723
  Echlin Inc                          300      10,856
  Ford Motor Co  *                  9,100     443,056
  General Motors Corp               5,850     354,656
  Goodyear Tire & Rubber            1,320      83,985
  Navistar International Corp Inc  *  310       7,692
  Paccar Inc                          740      38,850
                                          -----------
                                            1,276,394
                                          -----------

BANKS - 3.62%
  BB&T Corp                           600      38,438
  Banc One Corp                     4,064     220,726
  Bank New York Inc                 3,200     185,000
  Bank of Boston Corp               1,200     112,725
  Bankamerica Corp                  5,700     416,100
  Bankers Trust New York Corp         740      83,204
  Barnett Banks Inc                 1,700     122,188
                                          -----------

COMMON STOCK                       SHARES       VALUE
BANKS (continued)
  Chase Manhattan Corp              3,421   $ 374,600
  Citicorp                          3,650     461,497
  Comerica Inc                        900      81,225
  Corestates Financial Corp         1,700     136,106
  Fifth Third Bancorp               1,200      98,100
  First Chicago NBD Corp            2,543     212,341
  First Union Corp                  4,794     245,693
  Fleet Financial Group Inc         2,044     153,172
  JP Morgan & Co Inc                1,420     160,283
  Keycorp                           1,900     134,544
  MBNA Corp                         2,268      61,945
  Mellon Bank Corp                  2,200     133,375
  National City Corp                1,700     111,775
  Nationsbank Corp                  5,274     320,725
  Norwest Corp                      5,900     227,888
  PNC Bank Corp                     2,430     138,662
  Republic New York Corp              500      57,094
  State Street Corporation          1,300      75,644
  Suntrust Banks Inc                1,900     135,613
  US Bancorp                        1,628     182,234
  Wachovia Corp                     1,530     124,121
  Wells Fargo & Co                    809     274,605
                                          -----------
                                            5,079,623
                                          -----------

CHEMICALS - 1.07%
  Air Products & Chemicals Inc        930      76,493
  BF Goodrich Co                      200       8,288
  Dow Chemical Co                   1,880     190,820
  Du Pont E I de Nemours & Co       8,540     512,934
  Eastman Chemical Co                 675      40,205
  Engelhard Corp                    1,467      25,489
  Freeport McMoRan Copper &
    Gold Class B                    1,900      29,925
  Great Lakes Chemical Corp           570      25,579
  Hercules Inc                        920      46,058
  International Flavours              940      48,410
  Monsanto Co                       4,700     197,400
  Morton International Inc          1,310      45,031
  Nalco Chemical Co                   840      33,233
  Praxair Inc                       1,430      64,350
  Rohm & Haas Co                      620      59,365
  Union Carbide Corp                1,120      48,090
  WR Grace & Co                       590      47,458
                                          -----------
                                            1,499,128
                                          -----------

COMPUTER SOFTWARE - 1.44%
  Adobe System Inc                    550      22,688
  Autodesk Inc                        200       7,400
  Automatic Data Processing Inc     2,430     149,141
  Computer Associates
    International Inc               4,368     230,958
  Computer Sciences Corp  *           500      41,750
  First Data Corp                   3,400      99,450
  Microsoft Corp  *                 9,300   1,202,025

PREFERRED ASSET ALLOCATION FUND (continued)

COMMON STOCK                       SHARES       VALUE
COMPUTER SOFTWARE (continued)
  Novell Inc  *                     3,300  $   24,750
  Oracle System Corp  *             8,035     179,281
  Parametric Technology Corp  *     1,100      52,113
  Shared Medical System               100       6,600
                                          -----------
                                            2,016,156
                                          -----------

CONGLOMERATES - 1.81%
  Allied Signal Inc                 4,660     181,449
  General Electric Co              25,640   1,881,335
  Harcourt General Inc                300      16,425
  Household International Inc         400      51,025
  ITT Corp  *                         960      79,560
  Pall Corp                           533      11,026
  Rockwell International Corp       1,800      94,050
  TRW Inc                           1,200      64,050
  Tenneco Inc                       1,490      58,855
  Textron Inc                       1,480      92,500
  Whitman Corp                        500      13,031
                                          -----------
                                            2,543,306
                                          -----------

CONSUMER PRODUCTS - 3.73%
  Alberto Culver Co                   300       9,619
  Anheuser Busch Cos Inc            4,080     179,520
  Armstrong World Industries Inc      200      14,950
  Avon Products Inc                 1,150      70,581
  Brown Forman Corp Class B           300      16,575
  Circuit City Stores Inc             400      14,225
  Clorox Co                           860      67,994
  Coca Cola Co                     19,380   1,291,193
  Colgate Palmolive Co              2,320     170,520
  Coors Adolph Co Class B             200       6,650
  Ecolab Inc                          300      16,631
  Fortune Brands Inc                1,360      50,405
  Fruit Of The Loom Inc Class A  *    500      12,813
  Gillette Co                       4,020     403,759
  Liz Claiborne Inc                   680      28,433
  Masco Corp                        1,370      69,699
  Maytag Corp                         500      18,656
  Nike Inc Class B                  2,280      89,490
  Pepsico Inc                      12,180     443,809
  Philip Morris Cos Inc            18,860     854,594
  Proctor & Gamble Co              10,500     838,031
  Reebok International Ltd  *         620      17,864
  Russell Corp                        200       5,313
  Seagram Ltd                       3,070      99,199
  Tupperware Corp                     300       8,363
  UST Inc                           1,560      57,623
  Unilever NV                       4,680     292,208
  V F Corp                          1,160      53,288
  Whirlpool Corp                      730      40,150
                                          -----------
                                            5,242,155
                                          -----------

COMMON STOCK                       SHARES       VALUE
CONTAINERS & PACKING - .07%
  Ball Corp                           100   $   3,531
  Bemis Inc                           200       8,813
  Crown Cork & Seal Inc             1,070      53,634
  Stone Container Corp  *             406       4,238
  Temple Inland Inc                   600      31,388
                                          -----------
                                              101,604
                                          -----------

DISCOUNT & FASHION RETAILING - 1.60%
  AutoZone Inc  *                   1,200      34,800
  Charming Shoppes Inc  *             500       2,344
  Costco Cos Inc  *                 1,865      83,226
  Dayton Hudson Corp                1,990     134,325
  Dillards Department
    Stores Inc Class A              1,110      39,128
  Federated Department Stores Inc  *1,600      68,900
  Gap Inc                           3,660     129,701
  Home Depot Inc                    5,678     334,292
  JC Penney Inc                     2,000     120,625
  K Mart Corp  *                    4,130      47,753
  Limited Inc                       2,042      52,071
  Lowes Cos Inc                       800      38,150
  May Department Stores Co          2,110     111,171
  Mercantile Stores Inc               200      12,175
  Nordstrom Inc                       810      48,904
  Payless Shoesource Inc  *            24       1,611
  Pep Boys-Manny Moe & Jack           300       7,163
  Sears Roebuck & Co                3,300     149,325
  TJX Cos Inc                         800      27,500
  Toys R Us Inc  *                  2,470      77,651
  Wal Mart Stores Inc              17,910     706,326
  Woolworth Corp  *                 1,300      26,488
                                          -----------
                                            2,253,629
                                          -----------

ELECTRICAL & ELECTRONICS - 1.53%
  Advanced Micro Devices Inc  *       600      10,763
  Amp Inc                           2,028      85,176
  Cooper Industries Inc             1,182      57,918
  Emerson Electric Co               3,580     202,046
  Harris Corp                         400      18,350
  Honeywell Inc                     1,190      81,515
  Intel Corp                       12,920     907,630
  Johnson Controls Inc                400      19,100
  KLA Tencor Corp  *                  700      27,038
  LSI Logic Corp  *                 1,100      21,725
  Micron Technology Inc  *          1,800      46,800
  Millipore Corp                      200       6,788
  Motorola Inc                      4,700     268,194
  National Semiconductor Corp  *      700      18,156
  National Service Industry Inc       200       9,913
  Perkin Elmer Corp                   200      14,213
  Raychem Corp                        400      17,225
  Raytheon Co Class A                   1          52
  Raytheon Co Class B               2,400     121,200

COMMON STOCK                       SHARES       VALUE
ELECTRICAL & ELECTRONICS (continued)
  Tektronix Inc                       150   $   5,953
  Texas Instruments Inc             3,240     145,800
  Thermo Electron Corp  *           1,300      57,850
  Thomas & Betts Corp                 200       9,450
                                          -----------
                                            2,152,855
                                          -----------

FINANCE-OTHER - 1.69%
  American Express Co               3,750     334,688
  American General Corp             1,938     104,773
  Beneficial Corp                     200      16,625
  Cincinnati Financial Corp           200      28,150
  Countrywide Credit Industry Inc     900      38,588
  Equifax Inc                       1,300      46,069
  Federal Home Loan Mortgage Corp   5,680     238,205
  Federal National Mortgage Assn    8,500     485,031
  Golden West Financial Corp          760      74,338
  Green Tree Financial Corp         1,200      31,425
  HF Ahmanson & Co                    500      33,469
  H & R Block Inc                   1,160      51,983
  Huntington Bancshares Inc           900      32,400
  Merrill Lynch & Co Inc            2,820     205,684
  Morgan Stanley Dean Witter        4,363     257,962
  Progressive Corp Ohio               700      83,913
  Providian Financial Corp            980      44,284
  Schwab (Charles) Corp             1,200      50,325
  Sunamerica Inc                    1,950      83,363
  Synovus Financial Corp              800      26,200
  Washington Mutual Inc             1,740     111,034
                                          -----------
                                            2,378,509
                                          -----------

FOOD - 1.39%
  Albertsons Inc                    2,210     104,699
  American Stores Co                2,740      56,341
  Archer Daniels Midland Co         4,502      97,637
  CPC International Inc             1,100     118,525
  Campbell Soup Co                  3,700     215,063
  ConAgra Inc                       3,740     122,719
  General Mills Inc                 1,330      95,261
  Giant Foods Inc Class A             300      10,106
  Great Atlantic & Pacific Tea Inc    200       5,938
  HJ Heinz Co                       2,815     143,037
  Hershey Food Corp                 1,220      75,564
  Kellogg Co                        3,420     169,718
  Kroger Co  *                      1,100      40,631
  Pioneer Hi Bred International Inc   704      75,504
  Quaker Oats Co                    1,160      61,190
  Ralston Purina Co                   910      84,573
  Sara Lee Corp                     3,760     211,735
  Supervalu Inc                       300      12,563
  Sysco Corp                        1,720      78,368

COMMON STOCK                       SHARES       VALUE
FOOD (continued)
  Tricon Global Restaurants Inc  *  1,218  $   35,398
  Winn Dixie Stores Inc             1,340      58,541
  Wrigley Wm Jr Co                    970      77,176
                                          -----------
                                            1,950,287
                                          -----------

FUEL - 3.54%
  Amerada Hess Corp                   910      49,936
  Amoco Corp                        3,760     320,070
  Anadarko Petroleum Co               700      42,481
  Apache Corp                         700      24,544
  Ashland Inc                         300      16,106
  Atlantic Richfield Co             2,380     190,698
  Baker Hughes Inc                  1,400      61,075
  Burlington Resources Inc          1,455      65,202
  Chevron Corp                      5,060     389,620
  Coastal Corp                        940      58,221
  Dresser Industries Inc            1,750      73,391
  Exxon Corp                       19,240   1,177,248
  Halliburton Co                    2,220     115,301
  Helmerich & Payne Inc               100       6,788
  Kerr McGee Corp                     200      12,663
  Mobil Corp                        6,220     449,006
  Occidental Petroleum Co           2,710      79,437
  Oneok Inc                           100       4,038
  Oryx Energy Co  *                 1,490      37,995
  Pennzoil Co                         560      37,415
  Phillips Petroleum Co             2,260     109,893
  Rowan Cos Inc  *                    400      12,200
  Royal Dutch Petroleum Co         16,200     877,838
  Schlumberger Ltd                  3,860     310,730
  Sun Inc                             821      34,533
  Texaco Inc                        4,320     234,900
  USX Marathon Group                2,400      81,000
  Unocal Corp                       2,200      85,388
  Western Atlas Inc                   200      14,800
                                          -----------
                                            4,972,517
                                          -----------

HEALTH CARE - 4.84%
  Abbott Labs                       5,940     389,441
  Allergan Inc                        670      22,487
  Alza Corp  *                      1,000      31,813
  American Home Products Corp       4,920     376,380
  Amgen Inc  *                      2,180     117,993
  Bausch & Lomb Inc                   780      30,908
  Baxter International Inc          2,080     104,910
  Becton Dickinson & Co             1,160      58,000
  Biomet Inc                        1,300      33,313
  Boston Scientific Corp  *         1,600      73,400
  Bristol Myers Squibb Co           7,580     717,258
  CR Bard Inc                         300       9,394
  CVS Corp                          1,290      82,641
  Cardinal Health Inc                 500      37,563

PREFERRED ASSET ALLOCATION FUND (continued)

COMMON STOCK                       SHARES       VALUE
HEALTH CARE (continued)
  Columbia HCA Healthcare Corp      5,249  $  155,502
  Eli Lilly & Co                    7,948     553,380
  Guidant Corp                      1,300      80,925
  Healthsouth Corp  *               2,600      72,150
  Humana Inc  *                     1,300      26,975
  Johnson & Johnson                10,320     679,830
  Longs Drug Stores Corp              200       6,425
  Mallinckrodt Group Inc              300      11,400
  Manor Care Inc                      300      10,500
  Medtronic Inc                     3,840     200,880
  Merck & Co Inc                    9,330     991,313
  Pfizer Inc                       10,000     745,625
  Pharmacia & UpJohn Inc            4,053     148,441
  Rite Aid Corp                       600      35,213
  Schering Plough Corp              5,880     365,295
  Sigma Aldrich                     1,100      43,725
  St. Jude Medical Inc  *             800      24,400
  Tenet Healthcare Corp  *          2,260      74,863
  United Healthcare Corp  *         1,500      74,531
  United States Surgical Corp         600      17,588
  Walgreen Co                       4,320     135,540
  Warner Lambert Co                 2,120     262,880
                                          -----------
                                            6,802,882
                                          -----------

HOUSING & REAL ESTATE - .11%
  Centex Corp                         100       6,294
  Kaufman & Broad Home Corp           200       4,488
  Owens Corning Fiberglass Corp       200       6,825
  PPG Industries Inc                1,480      84,545
  Pulte Corp                          100       4,181
  Sherwin Williams Co               1,880      52,170
                                          -----------
                                              158,503
                                          -----------

INSURANCE - 1.99%
  Aetna Inc                         1,266      89,332
  Allstate Corp                     3,629     329,785
  American International Group Inc  5,377     584,749
  Aon Corp                            750      43,969
  Chubb Corp                        1,360     102,850
  Cigna Corp                          540      93,454
  Conseco Inc                       1,200      54,525
  General Reinsurance Corp            640     135,680
  Hartford Financial Services Group   960      89,820
  Jefferson Pilot Corp                760      59,185
  Lincoln National Corp               880      68,750
  Loews Corp                          900      95,513
  MBIA Inc                            400      26,725
  MGIC Investment Corp              1,000      66,500
  Marsh & McLennan Cos Inc          1,460     108,861
  Safeco Corp                       1,160      56,550

COMMON STOCK                       SHARES       VALUE
INSURANCE (continued)
  St. Paul Cos Inc                    740  $   60,726
  Torchmark Inc                     1,400      58,888
  Transamerica Corp                   670      71,355
  Travelers Group Inc               9,609     517,685
  USF&G Corp                          500      11,031
  Unum Corp                         1,200      65,250
                                          -----------
                                            2,791,183
                                          -----------

LEISURE TIME INDUSTRIES - .91%
  American Greetings Corp Class A     300      11,738
  Brunswick Corp                      980      29,706
  Darden Restaurants Inc            1,530      19,125
  Eastman Kodak Co                  2,630     159,937
  Fleetwood Enterprises Inc           200       8,488
  Harrahs Entertainment Inc  *        450       8,494
  Hasbro Inc                        1,210      38,115
  Hilton Hotels Corp                2,020      60,095
  King World Productions Inc          200      11,550
  Mattel Inc                        2,469      91,970
  McDonalds Corp                    5,500     262,625
  Mirage Resorts Inc  *               800      18,200
  Polaroid Corp                       200       9,738
  Walt Disney Co                    5,360     530,975
  Wendys International Inc            600      14,438
                                          -----------
                                            1,275,194
                                          -----------

MANUFACTURING - 1.07%
  Aeroquip Vickers Inc                100       4,906
  Applied Materials Inc  *          3,200      96,400
  Avery Dennison Corp                 500      22,375
  Black & Decker Corp                 400      15,625
  Briggs & Stratton Corp              100       4,856
  Case Corp                           700      42,306
  Caterpillar Inc                   3,320     161,228
  Cincinnati Milacron Inc             200       5,188
  Corning Inc                       1,950      72,394
  Crane Co                            200       8,675
  Deere & Co                        2,260     131,786
  Dover Corp                        1,000      36,125
  FMC Corp                            200      13,463
  General Signal Corp                 200       8,438
  Harnischfeger Industries Inc        200       7,063
  ITT Industry Inc                    960      30,120
  Illinois Tool Works Inc           2,220     133,478
  Ingersoll Rand Co                 1,560      63,180
  Jostens Inc                         200       4,613
  Minnesota Mining &
     Manufacturing Co               3,360     275,730
  Newell Co                         1,460      62,050
  Owens Illinois Inc  *               900      34,144
  Parker Hannifin Corp                525      24,084
  Rubbermaid Inc                    1,380      34,500
  Snap On Inc                         300      13,088

COMMON STOCK                       SHARES       VALUE
MANUFACTURING (continued)
  Springs Industries Inc              100   $   5,200
  Stanley Works                       400      18,875
  Timken Co                           200       6,875
  Tyco International Ltd            3,600     162,225
                                          -----------
                                            1,498,990
                                          -----------

METALS & MINING - .35%
  Alcan Aluminum Ltd                1,810      50,001
  Allegheny Teldyne Inc               777      20,105
  Aluminum Company of America       1,500     105,563
  Armco Inc  *                        500       2,469
  Asarco Inc                          200       4,488
  Barrick Gold Corp                 3,000      55,875
  Battle Mountain Gold Co           2,000      11,750
  Bethleham Steel Corp  *             500       4,313
  Cyprus Amax Minerals Co             960      14,760
  Echo Bay Mines Ltd  *               600       1,463
  Homestake Mining Co               1,690      14,999
  Inco Ltd                          1,360      23,120
  Inland Steel Industries Inc         200       3,425
  Newmont Mining Corp                 718      21,091
  Nucor Corp                          400      19,325
  Phelps Dodge Corp                   530      32,993
  Placer Dome Inc                   1,950      24,741
  Reynolds Metals Co                  600      36,000
  USX U.S. Steel Group              1,000      31,250
  Worthington Industries Inc          450       7,425
                                          -----------
                                              485,156
                                          -----------

OFFICE EQUIPMENT & COMPUTERS - 2.37%
  3Com Corp  *                      2,600      90,838
  Apple Computer  *                 1,150      15,094
  Bay Networks Inc  *               1,700      43,456
  Cabletron Systems Inc  *          1,100      16,500
  Ceridian Corp  *                    400      18,325
  Cisco Systems Inc  *              7,830     436,523
  Compaq Computer Corp              5,712     322,371
  Data General Corp  *                200       3,488
  De Luxe Corp                      1,050      36,225
  Dell Computer Corp  *             3,000     252,000
  Digital Equipment Corp  *         1,410      52,170
  EMC Corp  *                       3,800     104,263
  HBO & Co                          1,500      72,000
  Hewlett Packard Co                8,020     501,250
  Ikon Office Solutions Inc           600      16,875
  International Business Machines   8,100     846,956
  John H Harland Co                   100       2,100
  Moore Corp Ltd                      500       7,563
  Pitney Bowes Inc                  1,400     125,913
  Seagate Technology *              2,000      38,500
  Silicon Graphics Inc  *           1,700      21,144
  Sun Microsystems Inc  *           1,700      67,788
                                          -----------

COMMON STOCK                       SHARES       VALUE
OFFICE EQUIPMENT & COMPUTERS (continued)
  Tandy Corp                          600  $   23,138
  Unisystem Corp  *                   800      11,100
  Xerox Corp                        2,720     200,770
                                          -----------
                                            3,326,350
                                          -----------

PAPER & FOREST PRODUCTS - .48%
  Boise Cascade Corp                  200       6,050
  Champion International Corp         800      36,250
  Fort James Corp                     900      34,425
  Georgia Pacific Corp                710      43,133
  Georgia Pacific Corp-Timber Group   310       7,033
  International Paper Co            2,380     102,638
  Kimberly Clark Corp               4,446     219,243
  Louisiana Pacific Corp            1,160      22,040
  Mead Corp                           400      11,200
  Potlatch Corp                       100       4,300
  Union Camp Corp                     630      33,823
  Westvaco Corp                     1,100      34,581
  Weyerhaeuser Co                   1,550      76,047
  Williamette Industries Inc        1,200      38,625
                                          -----------
                                              669,388
                                          -----------

PUBLISHING & BROADCASTING - .77%
  Comcast Corp                      2,050      64,703
  Dow Jones & Co                      970      52,077
  Dun & Bradstreet Corp             1,430      44,241
  Gannett Inc                       2,420     149,586
  Knight Ridder Inc                 1,020      53,040
  McGraw Hill Inc                     860      63,640
  Meredith Corp                       200       7,138
  New York Times Co                   400      26,450
  Tele Communications Inc Series A *4,572     127,730
  Time Warner Inc                   4,020     249,240
  Times Mirror Co Series A            800      49,200
  Tribune Co                        1,220      75,945
  Viacom Inc Class B  *             2,950     122,241
                                          -----------
                                            1,085,231
                                          -----------

SERVICE INDUSTRIES - .61%
  Browning Ferris Industries Inc    1,900      70,300
  Cendant Corp  *                   6,209     213,425
  Cognizant Corp                    1,430      63,724
  EG & G Inc                          200       4,163
  Fluor Corp                          750      28,031
  Foster Wheeler Corp                 200       5,413
  Genuine Parts Co                  1,825      61,936
  Interpublic Group Cos Inc           600      29,888
  Marriot International Inc         1,180      81,715
  McDermott International Inc         200       7,325
  Omnicom Group                     1,200      50,850
  RR Donnelley & Sons Co            1,270      47,308
  Safety Kleen Corp                 1,190      32,651
  Service Corp International        1,100      40,631

PREFERRED ASSET ALLOCATION FUND (continued)

COMMON STOCK                       SHARES       VALUE
SERVICE INDUSTRIES (continued)
  Waste Management Inc              3,530  $   97,075
  WW Grainger Inc                     200      19,438
                                          -----------
                                              853,873
                                          -----------

TELECOMMUNICATIONS - 3.54%
  Airtouch Communications Inc       4,160     172,900
  Alltel Corp                       1,300      53,381
  American Telephone &
    Telegraph Corp                 12,440     761,950
  Ameritech Corp                    4,290     345,345
  Andrew Corp  *                      405       9,720
  Bell Atlantic Corp                6,026     548,366
  Bellsouth Corp                    7,760     436,985
  CBS Corp                          5,520     162,495
  Clear Channel Communications  *     800      63,550
  DSC Communications Corp  *          500      12,000
  Frontier Corp                       700      16,844
  GTE Corp                          7,410     387,173
  Lucent Technologies Inc           5,084     406,084
  MCI Communications Corp           5,500     235,469
  Next Level Systems Inc  *         1,000      17,875
  Northern Telecom Ltd              2,210     196,690
  SBC Communications Inc            7,277     533,040
  Scientific Atlanta Inc              300       5,025
  Sprint Corp                       3,510     205,774
  Tellabs Inc  *                    1,600      84,600
  US West Inc-Communications Group  *3,970    179,146
  US West Inc-Media Group  *        4,570     131,959
                                          -----------
                                            4,966,371
                                          -----------

TRANSPORTATION - .59%
  AMR Corp  *                         760      97,660
  Burlington Northern Santa Fe      1,134     105,391
  CSX Corp                          1,820      98,280
  Caliber Systems Inc                 370      18,014
  Delta Airlines Inc                  560      66,640
  Federal Express Corp  *           1,000      61,063
  Laidlaw Inc                       2,900      39,513
  Norfolk Southern Corp             3,150      97,059
  Roadway Express Inc                  50       1,106
  Ryder System Inc                    300       9,825
  Southwest Airlines Co             1,950      48,019
  Union Pacific Corp                1,830     114,261
  Union Pacific Resource Group      2,219      53,811
  US Airways Group Inc  *             300      18,750
                                          -----------
                                              829,392
                                          -----------

UTILITIES & POWER - 1.46%
  American Electric Power Inc       1,460      75,373
  Baltimore Gas & Electric Co       1,460      49,731
  Carolina Power & Lighting Co      1,390      58,988

COMMON STOCK                       SHARES       VALUE
UTILITIES & POWER (continued)
  Central & SouthWest Corp          1,700  $   46,006
  Cinergy Corp                        706      27,049
  Columbia Gas Systems Inc            200      15,713
  Consolidated Edison Co            1,910      78,310
  Consolidated Natural Gas Co         930      56,265
  DTE Energy Co                     1,380      47,869
  Dominion Resource Inc             1,460      62,141
  Duke Energy Co                    2,251     124,649
  Eastern Enterprises                 100       4,500
  Edison International              3,430      93,253
  Enron Corp                        2,400      99,750
  Entergy Corp                      1,680      50,295
  FPL Group Inc                     1,390      82,271
  First Energy Corp  *              1,950      56,550
  GPU Inc                             500      21,063
  Houston Industries Inc            2,072      55,297
  Niagara Mohawk Power Corp  *      1,790      18,795
  Nicor Inc                           200       8,438
  Northern Systems Power Co           730      42,523
  PG & E Corp                       3,370     102,574
  PP & L Resource Inc                 700      16,756
  Pacific Enterprises                 400      15,050
  Pacificorp                        2,440      66,638
  Peco Energy Co                    1,950      47,283
  Peoples Energy Corp                 200       7,870
  Public Service Enterprise Group   1,930      61,152
  Sonat Inc                           400      18,295
  Southern Co                       5,090     131,699
  Texas Utilities Co                1,837      76,345
  Unicom Corp                       1,860      57,190
  Union Electric Co                   950      41,083
  William Cos Inc                   1,410      40,004
  Worldcom Inc  *                   6,600     199,645
                                          -----------
                                            2,056,413
                                          -----------

TOTAL COMMON STOCK
  (Cost $30,926,026)                       59,052,014
                                          -----------
FIXED INCOME - 28.55%                 PAR       VALUE
U.S. TREASURY - 28.55%
  United States Treasury Bonds
   6.00%  February 15, 2026   $ 2,945,000   2,941,319
   6.25%  August 15, 2023       1,745,000   1,797,350
   6.50%  November 15, 2026       205,000     218,838
   6.875%  August 15, 2025        890,000     992,350
   7.125%  February 15, 2023    1,790,000   2,043,392
   7.25%  May 15, 2016            605,000     689,131
   7.25%  August 15, 2022         340,000     392,754
   7.50%  November 15, 2016     1,870,000   2,182,645
   7.50%  November 15, 2024       140,000     167,475
   7.625%  November 15, 2022    1,805,000   2,173,328

FIXED INCOME                          PAR       VALUE
U.S. TREASURY (continued)
  United States Treasury Bonds
   7.625%  February 15, 2025   $2,030,000 $ 2,463,588
   8.00%  November 15, 2021     1,380,000   1,720,474
   8.125%  August 15, 2019        530,000     663,163
   8.125%  May 15, 2021           909,000   1,145,485
   8.125%  August 15, 2021      1,480,000   1,866,887
   8.50%  February 15, 2020       760,000     988,000
   8.75%  May 15, 2017            350,000     458,882
   8.75%  May 15, 2020          2,010,000   2,677,380
   8.75%  August 15, 2020       1,150,000   1,533,997
   8.875%  August 15, 2017        615,000     816,314
   8.875%  February 15, 2019      875,000   1,170,584
   9.00%  November 15, 2018       350,000     472,829
   9.125%  May 15, 2009           655,000     766,147
   9.125%  May 15, 2018         1,420,000   1,934,083
   9.25%  February 15, 2016       700,000     949,809
   9.875%  November 15, 2015      750,000   1,067,460
   10.375%  November 15, 2012     450,000     597,938
   10.625%  August 15, 2015       150,000     225,446
   11.25%  February 15, 2015      870,000   1,364,134
   11.75%  February 15, 2010      295,000     394,610
   11.75%  November 15, 2014      505,000     752,844
   12.00%  August 15, 2013        635,000     935,634
   12.50%  August 15, 2014        230,000     355,529
   12.75%  November 15, 2010      510,000     727,943
   13.875%  May 15, 2011          300,000     456,515
                                          -----------
                                           40,104,257
                                          -----------

TOTAL FIXED INCOME
  (Cost $36,299,953)                       40,104,257
                                          -----------

SHORT TERM INVESTMENTS - 28.59%       PAR       VALUE
COMMERCIAL PAPER - 18.12%
  Associates Corp of North America
    6.75%  January 2, 1998  @#  2,712,360   2,711,851
  Cargill Financial Services Corp
    5.65%  March 23, 1998  @#   1,000,000     987,280
  Cargill Inc
    5.61%  March 20, 1998  @#   1,000,000     987,760
  Ford Motor Credit Co
    5.51%  March 20, 1998  @#   2,000,000   1,975,400
  France Telecom
    5.74%  March 19, 1998  @#   2,000,000   1,975,840
  General Electric Capital Corp
    5.52%  March 20, 1998  @#   2,000,000   1,975,520
  HJ Heinz Co
    5.60%  June 22, 1998  @#    2,000,000   1,946,600

SHORT TERM INVESTMENTS         PAR/SHARES       VALUE
COMMERCIAL PAPER (continued)
  International Lease Financial Corp
    6.02%  January 2, 1998 @# $ 2,500,000 $ 2,499,582
  Met Life Funding Inc
    5.70%  March 20, 1998  @#   2,000,000   1,975,520
  National Rural Utilities Financial Coop
    5.70%  March 27, 1998  @#   2,000,000   1,973,300
  PHH Corp
    5.68%  March 25, 1998  @#   2,000,000   1,973,800
  Siemens Capital Corp
    5.66%  March 25, 1998  @#   2,000,000   1,973,940
  Walt Disney Co
    6.10%  January 5, 1998  @#  2,500,000   2,498,306
                                          -----------
                                           25,454,699
                                          -----------

REPURCHASE AGREEMENTS - 7.24%
  State Street Repo 5.00% January 2, 1998
  (Cost - $10,163,000)(Dated December 31, 1997,
  due January 2, 1998, collateralized by $8,370,000
  U.S. Treasury Bond 10.75%, May 15, 2003,
  Market Value $10,368,890
  Repurchase
  Proceeds $10,165,823)       $10,163,000  10,163,000
                                          -----------

SHORT TERM INVESTMENT FUND - 1.06%
  State Street Global Advisors
    Money Market Fund  #        1,485,874   1,485,874
                                          -----------

U.S. TREASURY - 2.17%
  United States Treasury Bills
    5.00%  March 19, 1998  @#$    250,000     247,285
    5.06%  March 5, 1998  @#      450,000     446,000
    5.065%  March 19, 1998  @   2,040,000   2,017,900
    5.09%  March 5, 1998  @#      200,000     198,222
    5.12%  March 19, 1998  @#      40,000      39,566
    5.145%  March 5, 1998  @#      50,000      49,556
    5.20%  March 5, 1998  @#       50,000      49,553
                                          -----------
                                            3,048,082
                                          -----------

TOTAL SHORT TERM INVESTMENTS
  (Cost $40,152,093)                       40,151,655
                                          -----------

TOTAL INVESTMENTS - 99.19%
  (Cost $107,378,072)                     139,307,926
                                          -----------

OTHER ASSETS AND LIABILITIES - .81%         1,143,126
                                          -----------

TOTAL NET ASSETS - 100%                  $140,451,052
                                         ============

PREFERRED FIXED INCOME FUND
FIXED INCOME - 92.28%                 PAR       VALUE
ASSET BACKED - 6.86%
  CIT Group Securitization Corp
    6.25% May 20, 2006        $ 1,129,000 $ 1,132,872
  Chevy Chase Auto Receivables
    6.00%  December 15, 2001      164,192     164,089
  Eaglemark Trust
    6.75%  November 15, 2002    1,782,885   1,795,686
  First Enterprise  **
    6.84%  June 15, 2001          856,926     861,344
  First U.S.A Credit Card Master Trust
    6.35%  October 15, 2003     1,500,000   1,508,430
  Ford Credit Auto Loan Master Trust
    5.50%  February 15, 2003    1,000,000     983,120
  Reliable Auto Receivable Master Trust
    5.80%  June 15, 2002          457,367     451,935
  Sears Credit Account Master Trust II
    6.50%  November 15, 1999    3,000,000   3,019,680
  Western Financial
    6.05%  November 1, 2000       231,277     231,321
                                          -----------
                                           10,148,477
                                          -----------

COLLATERALIZED MORTGAGE OBLIGATION - 17.64%
  1345 Funding LLC Class C  **
    7.993%  May 25, 2006        3,000,000   3,153,000
  Chase Commercial Mortgage Securities Corp
    6.45%  December 19, 2004    1,000,000   1,002,656
  Criimi Mae Financial Corp
    7.00%  January 1, 2033        863,007     858,422
  Federal Home Loan Mortgage Pc Gtd
    6.00%  April 15, 2006       1,000,000     997,500
    6.50%  November 15, 2022    5,000,000   5,014,050
    7.00%  August 15, 2023      1,000,000   1,030,000
  Federal National Mortgage Assn Gtd
    5.50%  December 25, 2008    1,200,000   1,149,000
  First Union Lehman Brothers Mortgage Trust
    6.65%  June 18, 2008        1,300,000   1,311,781
  JP Morgan Commercial Mortgage
    Financial Corp  **
    8.731%  November 25, 2027   1,000,000   1,037,218
  MLIC Commercial Mortgage  **
    6.60%  July 25, 2027          638,723     641,342
  Merrill Lynch Mortgage Investments Inc
    6.95%  June 18, 2029        1,458,119   1,492,294
    6.96%  November 21, 2028      750,000     766,758
    7.15%  April 25, 2028       2,800,443   2,870,891
  Santista Securitization  **
    8.09%  November 30, 2006    1,000,000     988,000
  Tryon Mortgage Funding Inc
    7.55%  December 20, 2009    3,750,000   3,794,014
                                          -----------
                                           26,106,926
                                          -----------

FIXED INCOME                          PAR       VALUE
ELECTRIC - 2.04%
  Boston Edison
    7.80%  May 15, 2010       $ 1,375,000 $ 1,495,313
  Houston Lighting & Power Co MTN
    6.50%  April 21, 2003       1,500,000   1,521,615
                                          -----------
                                            3,016,928
                                          -----------

FEDERAL AGENCY POOLED - 4.99%
  Federal Home Loan Mortgage Corp
    6.50%  July 15, 2016        2,000,000   1,998,125
    6.65%  March 15, 2018       2,500,000   2,509,725
    7.00%  December 1, 2024       391,629     396,767
    8.00%  August 1, 2026       2,396,299   2,481,272
                                          -----------
                                            7,385,889
                                          -----------

FINANCE & BANKING - 9.63%
  ABN Amro Bank NV Chicago
    7.55%  June 28, 2006        1,500,000   1,605,060
  Associates Corp of North America MTN
    5.96%  May 15, 2037           920,000     946,100
    6.73%  September 30, 2002     725,000     742,183
  Banc One Corp
    6.375%  October 1, 2002     1,500,000   1,516,350
  Bank Boston Capital Trust II
    7.75%  December 15, 2026    1,000,000   1,020,210
  General Motors Acceptance Corp
    8.00%  October 1, 1999      1,500,000   1,545,120
    9.00%  October 15, 2002       800,000     885,280
  Integra Bank Pittsburgh MTN
    6.55%  June 15, 2000          650,000     657,170
  Keycorp Institutional Capital B
    8.25%  December 15, 2026    1,000,000   1,078,540
  Korea Development Bank
    7.25%  May 15, 2006           325,000     250,640
  NB Capital Trust II
    7.83%  December 15, 2026    1,500,000   1,581,810
  Pacific Corp Security Discounted MTN
    6.75%  July 15, 2004        1,000,000   1,024,960
  Security Pacific Corp MTN
    10.30%  May 15, 2001        1,250,000   1,405,300
                                          -----------
                                           14,258,723
                                          -----------

FOREIGN CORPORATE - 5.72%
  BTM Curacao Holding NV
    6.219%  September 29, 2049  1,000,000     960,000
  Bangkok Bank Pub Ltd  **
    7.25%  September 15, 2005   1,000,000     745,280
  British Sky Broadcasting Group
    7.30%  October 15, 2006     1,000,000   1,029,590
  CANTV Financial Ltd
    9.25%  February 1, 2004       500,000     498,750
  Comp de Desarollo Aeropu  **
    10.19%  May 31, 2011          500,000     526,450

FIXED INCOME                          PAR       VALUE
  Energy Group Overseas BV  **
    7.50%  October 15, 2027   $ 1,250,000 $ 1,302,463
  Export/Import Bank of Korea
    6.375%  February 15, 2006     200,000     147,264
  Financiera Energet
    9.375%  June 15, 2006       1,000,000   1,009,375
  Korea Electric Power Corp
    7.75%  April 1, 2013          500,000     360,195
  Midland Bank PLC
    7.625%  June 15, 2006         775,000     823,500
  Rogers Cable Systems Ltd
    11.09%  June 1, 2000          400,000     422,500
  Santander Financial Issuances Ltd
    7.875%  April 15, 2005        250,000     270,788
  Voto Votorantim Overseas  **
    8.50%  June 27, 2005          400,000     364,000
                                          -----------
                                            8,460,155
                                          -----------

FOREIGN GOVERNMENT - 3.43%
  Argentina Republic
    9.75%  September 19, 2027     100,000      95,650
  Indonesian Republic
    7.75%  August 1, 2006         420,000     340,557
  Kingdom of Sweden
    5.85%  February 13, 2001    1,500,000   1,494,300
  Quebec Providence of Canada
    7.50%  July 15, 2023        1,600,000   1,725,184
  Russian Federation  **
    10.00%  June 26, 2007         100,000      92,650
  United Mexican States
    9.75%  February 6, 2001       500,000     520,000
    11.50%  May 15, 2026          600,000     711,000
  Venezuela Republic
    9.25%  September 15, 2027     100,000      89,600
                                          -----------
                                            5,068,941
                                          -----------

GOVERNMENT SPONSORED - 6.07%
  Federal National Mortgage Association
    6.50%  February 1, 2024       155,905     154,638
    6.50%  April 1, 2024          267,905     265,727
    6.50%  July 1, 2024           284,260     281,949
    6.925%  March 1, 2001         961,455     976,477
    7.00%  April 1, 2026            2,463       2,490
    7.50%  October 1, 2026      2,385,776   2,443,178
    8.50%  August 1, 2025          27,045      28,296
    8.50%  October 1, 2026      2,402,513   2,509,857
    8.50%  December 1, 2026     1,002,873   1,049,246
    8.50%  June 1, 2027           612,912     639,917
    8.50%  July 1, 2027           608,408     635,214
                                          -----------
                                            8,986,989
                                          -----------

FIXED INCOME                          PAR       VALUE
INDUSTRIALS - 8.81%
  Clear Channel Communication Inc
    7.25%  October 15, 2027   $ 1,250,000 $ 1,261,100
  Copamex Industrias SA de CV
    11.375%  April 30, 2004       300,000     329,250
  Ford Motor Co
    9.00%  September 15, 2001   1,695,000   1,846,143
    9.95%  February 15, 2032    1,250,000   1,748,575
  Laidlaw Inc
    6.72%  October 1, 2027      1,000,000   1,021,800
  Lasmo U.S.A. Inc
    7.30%  November 15, 2027    1,500,000   1,531,875
  Lomak Petroleum Inc
    8.75%  January 15, 2007       400,000     404,000
  Mariner Health Group Inc
    9.50%  April 1, 2006          400,000     413,000
  Oil Purchase Co  **
    7.10%  April 30, 2002       2,000,000   1,995,600
  Plains Resource Inc
    10.25%  March 15, 2006        400,000     428,000
  Ultramar Diamond Shamrock Corp
    6.75%  October 15, 2037     2,000,000   2,066,639
                                          -----------
                                           13,045,982
                                          -----------

MORTGAGE RELATED-OTHER MARKETABLE - 2.63%
  Midland Realty Acceptance Corp
    7.02%  January 25, 2029     1,836,978   1,894,383
  Providian Master Trust
    6.25%  June 15, 2007        2,000,000   2,006,250
                                          -----------
                                            3,900,633
                                          -----------

NATURAL GAS - .64%
  RAS Laffan Liquified Natural Gas  **
    8.294%  September 15, 2014  1,000,000     941,006
                                          -----------

OIL AND GAS - 2.16%
  Columbia Gas System Inc
    6.61%  November 28, 2002    1,500,000   1,512,780
  PTTEP International Ltd  **
    7.625%  October 1, 2006     2,000,000   1,681,560
                                          -----------
                                            3,194,340
                                          -----------

PUBLISHING & BROADCASTING - .58%
  Time Warner Entertainment Co
    8.375%  July 15, 2033         750,000     858,570
                                          -----------

TELEPHONE - 1.26%
  McLeod Inc  **
    9.25%  July 15, 2007          435,000     456,750
  Qwest Communications International Inc
    (9.47% Oct. 15, 2002)
    Oct. 15, 2007  ***            550,000     375,375

PREFERRED FIXED INCOME FUND (continued)

FIXED INCOME                          PAR       VALUE
TELEPHONE (continued)
  US West Capital Funding Inc
    7.30%  January 15, 2007   $ 1,000,000 $ 1,035,090
                                          -----------
                                            1,867,215
                                          -----------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 9.74%
  Government National Mortgage Association
    7.00%  November 15, 2023    2,621,731   2,652,039
    7.00%  February 15, 2024      480,562     485,815
    7.00%  March 15, 2024         378,952     383,093
    7.00%  April 15, 2024         725,696     733,627
    7.00%  June 15, 2026          960,665     968,466
    7.50%  August 20, 2026      3,078,040   3,143,448
    8.00%  January 15, 2027       403,988     418,757
    9.00%  March 15, 2016          51,829      56,445
    9.00%  May 15, 2016            55,239      60,159
    9.00%  June 15, 2016          698,026     760,192
    9.00%  July 15, 2016          258,333     281,340
    9.00%  August 15, 2016         58,637      63,859
    9.00%  September 15, 2016     350,765     382,004
    9.00%  October 15, 2016       812,128     884,456
    9.00%  November 15, 2016      218,981     238,483
    9.00%  December 15, 2016      272,404     296,663
    9.00%  February 15, 2017        7,942       8,641
    9.00%  November 15, 2017    2,385,275   2,597,702
                                          -----------
                                           14,415,189
                                          -----------

U.S. TREASURY - 10.08%
  United States Treasury Notes
    6.00%  June 30, 1999  #     4,590,000   4,612,950
    6.25%  February 28, 2002    4,500,000   4,582,260
    6.50%  November 15, 2026  # 2,035,000   2,172,363
    6.625%  June 30, 2001  #    1,740,000   1,788,128
    6.75%  August 15, 2026  #     193,000     212,481
    6.875%  May 15, 2006          205,000     219,350
    10.375%  November 15, 2012 #1,000,000   1,328,750
                                          -----------
                                           14,916,282
                                          -----------

TOTAL FIXED INCOME
  (Cost $134,196,057)                     136,572,245
                                          -----------

SHORT TERM INVESTMENTS - 5.20%       PAR        VALUE
INDUSTRIALS - .67%
  Occidental Petroleum Corp MTN
    5.76%  June 15, 1998  @   $ 1,000,000  $  998,640
                                          -----------

U.S. TREASURY - 4.53%
  United States Treasury Bills
    4.55%  January 22, 1998  @    210,000     209,443
    4.98%  January 22, 1998  @    273,000     272,207
    5.09%  January 22, 1998  @     66,000      65,804
    5.095%  January 22, 1998  @#  128,000     127,620
    5.11%  January 22, 1998  @#   246,000     245,267
    5.115%  January 22, 1998  @#  560,000     558,329
    5.13%  January 22, 1998  @# 2,662,000   2,654,034
    5.15%  January 22, 1998  @#   405,000     403,783
    5.155%  January 22, 1998  @#1,279,000   1,275,154
    5.16%  January 22, 1998  @     21,000      20,937
    5.17%  January 22, 1998  @#   399,000     397,797
    5.175%  January 22, 1998  @    67,000      66,798
    5.19%  January 22, 1998  @#   373,000     371,871
    5.20%  January 22, 1998  @     29,000      28,910
                                          -----------
                                            6,697,954
                                          -----------

TOTAL SHORT TERM INVESTMENTS
  (Cost $7,690,955)                         7,696,594
                                          -----------

TOTAL INVESTMENTS - 97.48%
  (Cost $141,887,012)                     144,268,839
                                          -----------

OTHER ASSETS AND LIABILITIES - 2.52%        3,726,429
                                          -----------

TOTAL NET ASSETS - 100%                  $147,995,268
                                         ============


PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND
FIXED INCOME - 82.79%                 PAR       VALUE
COLLATERALIZED MORTGAGE OBLIGATION - 3.91%
  National Collegiate Trust
    8.76% September 20, 2011  $ 1,250,000 $ 1,317,188
  Olympic Automobiles Receivables
    6.65% February 15, 2005       904,007     909,375
                                          -----------
                                            2,226,563
                                          -----------

FIXED INCOME                          PAR       VALUE
FEDERAL AGENCY POOLED - 33.57%
  Federal Home Loan Mortgage Corp
    6.50% July 15, 2016       $ 2,000,000 $ 1,998,125
    7.125% July 21, 1999        2,050,000   2,090,037
  Federal Home Loan Mortgage PLC
    6.00% December 1, 1999      4,298,682   4,255,610
    6.75% October 1, 1999         744,770     749,052
  Tennessee Valley Authority
    6.25% August 1, 1999       10,000,000  10,053,000
                                          -----------
                                           19,145,824
                                          -----------

GOVERNMENT SPONSORED - 13.72%
  Federal National Mortgage Association
    5.50% November 1, 2002      1,034,332   1,017,979
    6.00% August 1, 2000        2,874,222   2,855,511
    7.50% January 1, 2003         443,805     443,250
    8.997% May 1, 2001            963,843   1,006,312
  Overseas Private Investment Corp
    6.13% September 15, 2001    2,500,000   2,500,000
                                          -----------
                                            7,823,052
                                          -----------

MUNICIPAL - 24.64%
  Alabama Housing Financial Authority
    Single Family
    6.90% October 1, 2014       1,050,000   1,066,034
  Arkansas State Financial Authority
    Single Family
    5.75% February 1, 2005      1,000,000     999,080
  Bossier LA Public Trust
    6.50% August 1, 2011        1,355,000   1,347,073
  Corona CA Single Family Mortgage
    6.875% November 1, 2017     4,060,000   4,074,251
  Mississippi Home Corp Collateralized Mortgage
    7.80% November 1, 2012        575,000     586,972
    7.85% April 1, 2021           366,036     367,833
  Texas State Department Housing &
    Community Affairs
    9.50% March 1, 2016         5,300,000   5,610,050
                                          -----------
                                           14,051,293
                                          -----------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 6.95%
  Government National Mortgage Association
    8.00% March 15, 2022          164,334     171,267
    8.00% April 15, 2022          303,164     315,954
    8.00% August 15, 2022         877,957     914,998
    8.00% September 15, 2022    1,661,037   1,731,116
    8.00% November 15, 2022       278,282     290,021
    8.00% December 15, 2022       517,978     540,800
                                          -----------
                                            3,964,156
                                          -----------

FIXED INCOME                          PAR       VALUE
TOTAL FIXED INCOME
  (Cost $46,985,242)                     $ 47,210,888
                                         ------------


SHORT TERM INVESTMENTS - 15.72%PAR/SHARES       VALUE
REPURCHASE AGREEMENTS - 13.32%
  State Street Repo 5.00% January 2, 1998
  (Cost - $7,594,000) (Dated
  December 31, 1997, due
  January 2, 1998, collateralized
  by $6,255,000 U.S. Treasury
  Bond 10.75%, May 15, 2003,
  Market Value $7,748,794,
  Repurchase Proceeds
  $7,596,109)                 $ 7,594,000   7,594,000
                                          -----------

SHORT TERM INVESTMENT FUND - .02%
  State Street Global Advisors Money
    Market Fund                    13,345      13,345
                                          -----------

U.S. TREASURY - 2.38%
  United States Treasury Notes
    5.125% December 31, 1998 @$ 1,365,000   1,358,817
                                          -----------

TOTAL SHORT TERM INVESTMENTS
  (Cost $8,969,722)                         8,966,162
                                          -----------

TOTAL INVESTMENTS - 98.51%
  (Cost $55,954,964)                       56,177,050
                                          -----------

OTHER ASSETS AND LIABILITIES - 1.49%          848,314
                                          -----------

  TOTAL NET ASSETS - 100%                $ 57,025,364
                                         ============

PREFERRED MONEY MARKET FUND
SHORT TERM INVESTMENTS - 98.80%       PAR       VALUE
CERTIFICATES OF DEPOSIT - 15.53%
  Bank of Tokyo Mitsubishi
   6.50%  March 4, 1998       $ 4,000,000 $ 4,000,000
  Duetsche Bank AG New York
   5.70%  February 6, 1998  @   2,500,000   2,499,906
  Norinchukin Bank New York
   6.02%  February 13, 1998  @  2,000,000   2,000,024
  Rabobank Netherland N.V.
   5.99%  March 24, 1998  @     1,000,000     999,893
  Royal Bank of Canada
   6.14%  May 12, 1998  @       1,000,000     999,897
  Swiss Bank Corp New York
   5.98%  March 19, 1998  @     3,000,000   2,999,879
                                          -----------
                                           13,499,599
                                          -----------

COMMERCIAL PAPER - 39.97%
  Abbey National North America
   5.735%  March 10, 1998  @    3,000,000   2,967,502
  American Express Credit Corp
   6.45%  January 2, 1998  @    4,000,000   3,999,283
  Bayer Corp
   5.75%  February 24, 1998  @  4,000,000   3,965,500
  KFW International Financial Inc
   5.70%  February 12, 1998  @  3,000,000   2,980,050
   5.74%  January 29, 1998  @   1,000,000     995,536
  National Australia
   5.74%  February 18, 1998  @  4,000,000   3,969,387
  Nationsbank Corp
   5.75%  February 23, 1998  @  4,000,000   3,966,139
  Pfizer Inc
   5.95%  January 28, 1998  @   4,000,000   3,982,150
  Providence de Quebec
   5.615%  March 6, 1998  @     2,000,000   1,980,036
  Rabobank Netherland N.V.
   5.55%  April 29, 1998  @     2,000,000   1,963,617
  Southern Company
   5.70%  February 23, 1998  @  4,000,000   3,966,433
                                          -----------
                                           34,735,633
                                          -----------

FLOATING RATE NOTES - 31.59%
  Bank Boston North America
   6.14%  January 2, 1998  @##  4,000,000   3,998,364
  Bankers Trust Company
   5.69%  January 2, 1998  @##  2,500,000   2,499,629
  Bayerische Landes Bank of New York
   5.839%  January 26, 1998  @##5,000,000   4,998,125
  Corestates Bank
   5.919%  January 31, 1998  ## 4,000,000   4,000,000
  Key Bank North America
   6.12%  January 2, 1998  @##  4,000,000   3,998,421

SHORT TERM INVCESTMENTS               PAR       VALUE
FLOATING RATE NOTES (continued)
  Liquid Asset Backed Securities Trust  **
   5.938%  January 7, 1998  ##$ 4,462,057 $ 4,462,057
  Old Kent Bank
   5.65%  January 2, 1998  ##   3,500,000   3,500,000
                                          -----------
                                           27,456,596
                                          -----------

GOVERNMENT AGENCY - 11.71%
  Federal Home Loan Bank
   5.96%  June 9, 1998  @       1,500,000   1,499,741
  Federal Home Loan Bank Discount Notes
   5.75%  January 2, 1998  @    8,674,000   8,672,615
                                          -----------
                                           10,172,356
                                          -----------

TOTAL SHORT TERM INVESTMENTS
  (Cost $85,864,184)                       85,864,184
                                          -----------

TOTAL INVESTMENTS - 98.80%
  (Cost $85,864,184)                       85,864,184
                                          -----------

OTHER ASSETS AND LIABILITIES - 1.20%        1,037,941
                                          -----------

TOTAL NET ASSETS - 100%                   $86,902,125
                                          ===========

NOTES TO SCHEDULES OF INVESTMENTS

* Non-income producing security

** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to $14,786,663 or 10.0% of the net assets of the Preferred Fixed Income Fund and $4,462,057 or 5.13% of the net assets of the Preferred Money Market Fund.

*** Currently zero coupon. Shown parenthetically is the next interest rate to be paid, and the date the Fund will begin accruing this rate.

# All or a portion of this security is being used to collateralize futures contracts outstanding at December 31, 1997.

## Floating rate note. The interest rate shown reflects the rate currently in effect. The maturity date shown reflects the next reset date.

@ Yields are at time of purchase

ABBREVIATIONS:
  ADR - American Depository Receipt
  MTN - Medium Term Notes

NOTES TO FINANCIAL STATEMENTS

1. ACCOUNTING POLICIES

    The Preferred Group of Mutual Funds ("The Preferred Group" or "the Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering eight portfolios ("Funds"):

    PREFERRED GROWTH FUND ("Growth") - seeks long-term capital appreciation by investing its assets primarily in equity securities that are believed to offer the potential for capital appreciation, including stocks of companies that are experiencing rapid earnings growth.

    PREFERRED VALUE FUND ("Value") - seeks capital appreciation and current income. The Fund invests primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

    PREFERRED INTERNATIONAL FUND ("International") - seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.

    PREFERRED SMALL CAP FUND ("Small Cap") - seeks long-term capital appreciation through investments in companies with small equity capitalizations.

    PREFERRED ASSET ALLOCATION FUND ("Asset Allocation") - seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

    PREFERRED FIXED INCOME FUND ("Fixed Income") - seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.

    PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND ("Short-Term Government") - seeks high current income, consistent with preservation of capital, primarily through investment in U.S. Government Securities.

    PREFERRED MONEY MARKET FUND ("Money Market") - seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed income instruments.

    The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATIONS
    Portfolio securities and futures for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bonafide market maker is used. Over-the-counter options are valued at fair value, as determined in good faith by the Trustees or by persons acting at their direction based on prices supplied by a broker, usually the option counterparty. Forward contracts are valued at the mean between the bid and the offered forward rates as last quoted by a pricing service. Obligations with a remaining maturity of 60 days or less and holdings in Money Market are valued at amortized cost which approximates market value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. The premium is valued based on prices supplied by a broker. Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

SECURITY TRANSACTIONS
    Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

FEDERAL TAXES
    Consistent with each Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

    At June 30, 1997, approximate capital loss carry-forwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:
                              YEAR OF    CAPITAL LOSS
    FUND                    EXPIRATION   CARRYFORWARD
    Short-Term Government      2003        $418,000
    Short-Term Government      2004        $303,000
    Short-Term Government      2005        $ 97,000

    To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
    Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted to interest income over the life of a security with a corresponding adjustment in the cost basis; premium is amortized on debt securities with a corresponding adjustment to the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS
    Growth, Value, International and Small Cap declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and post-October 31 losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the Funds' capital accounts.

EXPENSES
    Expenses specific to an individual Fund are charged to that Fund. Common expenses are allocated to the Funds based on their relative net asset values.

FOREIGN CURRENCY TRANSLATION
    The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates.

    Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

FORWARD CURRENCY CONTRACTS
    All Funds (except Short-Term Government and Money Market) may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward contracts are settled. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. There were no open forward currency contracts as of December 31, 1997.

FUTURES CONTRACTS
    All Funds (except Money Market) may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the stock and fixed income markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise from the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of December 31, 1997.

DELAYED DELIVERY TRANSACTIONS
    All Funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the purchase commitment.

REPURCHASE AGREEMENTS
    The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

INDUSTRY CONCENTRATIONS
    While none of the Funds are permitted to invest more than 25% of their assets in a particular industry (other than the Money Market Fund, which may concentrate in the domestic banking industry), each Fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a Fund to greater risk than Funds that are not so focused.

OTHER
    Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the Funds become aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

    All Funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange.

2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE
    Caterpillar Investment Management Ltd. ("the Manager") provides investment advisory and portfolio management services for the Funds. Each Fund pays a monthly fee based on the average net assets of the Fund at the following rates:
                                             ANNUAL PERCENTAGE OF
    FUND                                       AVERAGE NET ASSETS
    Growth..................................              0.75%
    Value...................................              0.75%
    International...........................              0.95%
    Small Cap...............................              0.75%
    Asset Allocation........................              0.70%
    Fixed Income............................              0.50%
    Short-Term Government...................              0.35%
    Money Market............................              0.30%

    To assist in carrying out its responsibilities, the Manager has retained various subadvisors to render advisory services to the Funds:

    FUND                                     SUBADVISOR(S)
    Growth.................................  Jennison Associates Capital Corp. ("Jennison")
    Value..................................  Oppenheimer Capital ("Oppenheimer")
    International..........................  Mercator Asset Management, L.P. ("Mercator")
    Small Cap .............................  None
    Asset Allocation.......................  Mellon Capital Management Corporation ("Mellon") and
                                             PanAgora Asset Management, Inc. ("PanAgora")
    Fixed Income and Money Market..........  J.P. Morgan Investment Management, Inc. ("Morgan")
    Short-Term Government..................  None (7/1/97 - 10/31/97)
                                             Morgan (11/1/97 - 12/31/97)

    The subadvisors operate under the supervision of the Manager and The Preferred Group's Trustees. The Manager pays the fees of each of the subadvisors; the Funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

    For the six-month period ended December 31, 1997, brokerage commissions were paid to the following affiliates of the Trust's subadvisors by the following
    Funds:
                                             GROWTH             VALUE
    J.P. Morgan Securities, Inc.            $ 4,664                 -
    Lehman Bros.                             25,023                 -
    Oppenheimer & Co., Inc.                   2,328            $3,456
                                            -------            ------
                                            $32,015            $3,456
                                            =======            ======

    TRUSTEES' FEES
    During the six-month period ended December 31, 1997, the Trustees who were not "interested persons" of The Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $10,000 plus $1,500 for each Trustees' meeting attended.

 3.  BENEFICIAL INTEREST


    As of December 31, 1997, affiliated shareholders beneficially holding more than 5% of total shares outstanding are as follows:

                                                        % OF TOTAL SHARES OUTSTANDING
                                                             GROUP                   PREFERRED STABLE
                                                           INSURANCE     INSURANCE       PRINCIPAL
                                          401(K) PLAN*   TRUST A & B**  RESERVES***  COLLECTIVE TRUST
    Growth                                    57.10%            -            7.74%             -
    Value                                     69.73%            -            9.50%             -
    International                             34.16%         39.94%            -               -
    Small Cap                                 34.93%         51.27%          8.33%             -
    Asset Allocation                          41.47%         31.84%            -               -
    Fixed Income                              16.09%         27.43%            -            44.54%
    Short-Term Government                     25.06%         32.26%         38.50%             -
    Money Market                              71.29%            -              -            13.12%

    In addition, one shareholder owned 5.17% of the outstanding shares of the Asset Allocation Fund.

      * Caterpillar Investment Trust 401(k) Plan
     ** Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance
        Trust A and Caterpillar Group Insurance Trust B (Trust A and B)
    *** Caterpillar Insurance Company Limited Insurance Reserves. The 38.50% holdings in the Short-Term Government Securities Fund are held by American Bankers' Insurance Company of Florida for the benefit of Caterpillar Insurance Company Limited.

4. PORTFOLIO INFORMATION

SECURITY PURCHASES AND SALES
    During the six-month period ended December 31, 1997, purchases and sales of long-term investments (i.e. - investments other than short-term obligations and U.S. Government securities) and U.S. Government securities (short- and long-term), respectively, were as follows:

                                               LONG-TERM                                    U.S. GOVERNMENT
                                      PURCHASES           SALES                       PURCHASES          SALES
    Growth                        $ 167,893,677       $ 233,825,336                      -                  -
    Value                            13,619,120          61,209,787                      -                  -
    International                    20,061,693          32,283,468                      -                  -
    Small Cap                        84,652,010          58,848,019                      -                  -
    Asset Allocation                  1,024,929             214,705                 $ 6,595,104       $11,131,632
    Fixed Income                     44,364,773          28,245,483                  66,939,301        72,993,685
    Short-Term Government            28,516,175          29,269,311                  27,546,093        21,202,927

    During the six-month period ended December 31, 1997, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations and U.S. Government securities of:

                                                 OTHER                                      U.S. GOVERNMENT
                                      PURCHASES            SALES                     PURCHASES           SALES
    Money Market                 $ 1,220,935,690     $ 1,238,576,262               $ 16,507,514      $ 18,510,078

FUTURES CONTRACTS
    Asset Allocation and Fixed Income had the following futures contracts open at December 31, 1997:

                                   NUMBER OF            EXPIRATION           UNREALIZED
    CONTRACTS                       CONTRACTS              DATE           GAIN (LOSS), NET
    ASSET ALLOCATION:
    Long Positions:
       S&P 500                         30                 Jun 98           $     54,750
       S&P 500                         57                 Mar 98                738,375
       U.S. Treasury Bonds             52                 Mar 98                 85,826
                                                                           ------------
                                                                                878,951
                                                                           ------------
    Short Positions:
       S&P 500                         67                 Mar 98               (139,460)
                                                                           ------------
                                                                           $    739,491
                                                                           ============

    FIXED INCOME:
    Long Positions:
       U.S. Treasury Bonds             65                 Mar 98               $119,421
                                                                           ------------

    Short Positions:
       U.S. Treasury Notes - 5 Years    6                 Mar 98                 (3,601)
                                                                           ------------
                                                                           $    115,820
                                                                           ============

UNREALIZED APPRECIATION (DEPRECIATION)
    Unrealized appreciation (depreciation) for each Fund at December 31, 1997 based on cost of both long-term and short-term securities for federal tax purposes were as follows:
                                                                               NET UNREALIZED         COST FOR
                                  GROSS UNREALIZED      GROSS UNREALIZED        APPRECIATION/        FEDERAL TAX
    FUND                            APPRECIATION         (DEPRECIATION)        (DEPRECIATION)         PURPOSES
    Growth                        $ 126,019,728          ($ 7,768,549)         $ 118,251,179      $ 336,641,115
    Value                           174,547,479            (3,217,714)           171,329,765        171,017,604
    International                    50,497,681           (19,944,554)            30,553,127        209,285,908
    Small Cap                        22,192,847            (4,051,465)            18,141,382        104,144,297
    Asset Allocation                 32,542,719              (632,809)            31,909,910        107,398,016
    Fixed Income                      3,393,035            (1,014,533)             2,378,502        141,890,337
    Short-Term Government               265,004               (42,918)               222,086         55,954,964
    Money Market                             --                    --                     --         85,864,184

INCOME TAX INFORMATION
    The Funds which declared and paid a long-term capital gain distribution in calendar year 1997 (Growth, International, Small Cap, Asset Allocation, and Fixed Income) hereby have designated the distribution between "28% Rate Gain" and "20% Rate Gain" as follows:

                                    "28% RATE GAIN"       "20% RATE GAIN"
    Growth                                   46.68%                53.32%
    International                            13.88%                86.12%
    Small Cap                                64.14%                35.86%
    Asset Allocation                         19.51%                80.49%
    Fixed Income                             62.89%                37.11%

THE PREFERRED GROUP OF MUTUAL FUNDS

                              OFFICERS AND TRUSTEES
                  Gary M. Anna          Trustee
                  William F. Bahl       Trustee
                  James F. Masterson    Trustee
                  F. Lynn McPheeters    Trustee
                  Dixie L. Mills        Trustee
                  Ronald R. Rossmann    President
                  Carol K. Burns        Vice President and Assistant Clerk
                  Fred L. Kaufman       Vice President and Treasurer
                  Richard P. Konrath    Clerk

                               INVESTMENT ADVISOR
                     Caterpillar Investment Management Ltd.
                           1200 First Financial Plaza
                             411 Hamilton Boulevard
                              Peoria, IL 61602-1104

                                   DISTRIBUTOR
                           Caterpillar Securities Inc.
                           1200 First Financial Plaza
                             411 Hamilton Boulevard
                              Peoria, IL 61602-1104

                                    CUSTODIAN
                          State Street Bank & Trust Co.
                                  P.O. Box 1713
                                Boston, MA 02101

                      TRANSFER AGENT AND INVESTOR SERVICES
                      Boston Financial Data Services, Inc.
                                The BFDS Building
                               Two Heritage Drive
                                Quincy, MA 02171

                                  LEGAL COUNSEL
                                  Ropes & Gray
                             One International Place
                              Boston, MA 02110-2624


   This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                 1-800-662-GROW

  SHAREHOLDER PRIVILEGES

                          AFFORDABLE MINIMUM INVESTMENT
         You may open a Preferred account with an investment of $1,000 or more. Subsequent investments of $50 or more may be made at any time.

                                FREE CHECKWRITING
         You can write an unlimited number of free checks (minimum $250 per check) against the assets in your account (Money Market and Short-Term Government Securities Funds only). You must maintain the minimum required account balance of $1,000.

                             SYSTEMATIC SAVINGS PLAN
         You may authorize your bank to debit your checking account automatically and send regular monthly investments of $50 or more to your fund account. If you select this option, you may open an account with your first monthly investment of $50.

                               EXCHANGE PRIVILEGE
         Should you wish to change your investment selection, you may move all or a portion of your assets to another fund. One toll-free call is all it takes.

                                    IRA PLANS
         If you consider a comfortable retirement to be one of your financial goals, you might be especially interested in opening a Preferred Regular or Roth IRA account. You may also transfer or roll over your current IRA. Call 1-800-662-GROW for a free IRA Kit.

                         COMPREHENSIVE INVESTOR SERVICES
         You can reach The Preferred Group at 1-800-662-GROW during normal business hours of 8 a.m. to 6 p.m. Eastern Time to discuss your questions with our Investor Services representatives. After business hours you can access pre-recorded information via The Preferred Tele-Services line. You will also receive easy-to-read account statements and a comprehensive year-end Summary Statement for your tax records. High quality service is a top priority at The Preferred Group.

                                  100% NO-LOAD
         We are a 100% NO-LOAD FUND GROUP. There are no sales commissions, exchange fees, exit fees, or 12b-1 fees when you invest in a Preferred Group Fund. All of your money goes to work for you immediately.

GRAPHIC: THE PREFERRED GROUP
OF MUTUAL FUNDS (R)

                                  P.O.BOX 8320
                              BOSTON, MA 02266-8320

                                SEMIANNUAL REPORT
                                DECEMBER 31, 1997
                                   (Unaudited)


--------------
  BULK RATE
 U.S. POSTAGE
     PAID
  BERWYN, IL
PERMIT NO. 150
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